UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22652

First Trust Variable Insurance Trust
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)       The Report to Shareholders is attached herewith.

First Trust Variable Insurance Trust
Semi-Annual Report
For the Six Months Ended June 30, 2021

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”), Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”), and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Variable Insurance Trust (the “Trust”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any series (individually called a “Fund” and collectively the “Funds”) of the Trust will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance.
The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Variable Insurance Trust
Semi-Annual Letter from the Chairman and CEO
June 30, 2021
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the series of the First Trust Variable Insurance Trust (the “Funds”), which contains detailed information about the Funds for the six months ended June 30, 2021.
Since December of 2008, the Federal Reserve (the “Fed”) has largely maintained an extremely accommodating stance on monetary policy. In other words, it has kept interest rates at very low levels, and has done so on purpose. From December 2008 through June 2021 (a period that captured a portion of the financial crisis of 2007-2008 and the entire coronavirus (“COVID-19”) pandemic), the Federal Funds target rate (upper bound) stood at 0.25% for approximately eight years and three months of that 12.5-year period. That is an aggressive posture to hold for such a long duration. For comparative purposes, the Federal Funds target rate averaged 4.50% for the 20-year period ended December 31, 2008. All along, the Fed has been signaling to savers, investors, and businesses alike that it wanted them to assume more risk. The Fed did not want money just sitting idle on the sidelines. It wanted the money to be put to work, so to speak, in such a way that it would stimulate U.S. economic growth and stave off any deflationary pressures potentially looming. It has been a tough road to hoe, as I’m sure those investors who follow the economy closely have noticed.
Why am I taking this trip down memory lane? It is because the Federal Funds target rate currently stands at 0.25%, just like it did back in December 2008. We can cite the severe hit to many parts of the U.S. economy from the COVID-19 pandemic, such as the leisure and travel industry, as to why the target rate has returned to such a low level. For all intents and purposes, until the economy reaches full employment (4% unemployment rate) and a 2% plus inflation rate for a sustained period, the Fed has stated that it intends to maintain the status quo. Since inflation has risen notably in recent months, the Fed is now forecasting a couple of rate hikes in 2023. At a minimum, that is still 18 months away. Keep in mind, however, the Fed reserves the right to change its posture at any time.
As previously noted, the Fed has been encouraging savers and investors to assume more risk for over a decade. One of the best barometers of risk in the securities markets is the default rate on speculative-grade (below investment-grade) debt, in my opinion. High yield corporate bonds behave like a hybrid security between other fixed-income securities and stocks. They share behavioral characteristics of both, and they are economically sensitive. Moody’s reported that its global speculative-grade default rate stood at 4.0% in June 2021, according to its own release. Moody’s puts the historical average default rate at 4.2%. Its baseline scenario sees the default rate declining to 1.7% by December 2021. Moody’s recorded 28 defaults over the first six months of 2021, down from 114 defaults over the same period a year ago. I believe that investors should take some comfort in knowing that defaults are trending lower, not higher, in the current economic climate.
Companies have heeded the Fed’s call for risk-taking, as measured by this year’s robust global mergers and acquisitions (“M&A”) activity. Global M&A activity set a record high in the first half of 2021, with announced deals valued at $2.8 trillion, according to data from Refinitiv. U.S. M&A activity also reached a record high, coming in at $1.3 trillion for the same period, or around 46% of the global total. M&A specialists expect deal-making to remain robust for the rest of 2021, due to low borrowing costs and stronger economic growth.
In closing, we welcome the reopening of the U.S. economy and, hopefully, the global economy shortly thereafter. We encourage investors to stay the course even though the markets could experience some turbulence in the months ahead. The potential for additional volatility represents an opportunity for investors to check their asset allocation levels to determine if they are suitable for an extended inflationary climate.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Return Comparison
			Average Annual Total Returns
	6 Months Ended 6/30/21	1 Year Ended 6/30/21	5 Years Ended 6/30/21	Inception (5/1/12) to 6/30/21
Fund Performance
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	7.20%	22.65%	9.58%	8.88%
Index Performance
Blended Benchmark(1)	6.70%	22.42%	11.48%	10.12%
Bloomberg Barclays U.S. Corporate Investment-Grade Index(2)	-1.26%	3.31%	4.90%	4.74%
Russell 3000® Index(3)	15.11%	44.16%	17.89%	15.28%
Secondary Blended Benchmark(4)	6.56%	22.50%	11.52%	10.21%
Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM(5)	-1.67%	3.37%	4.96%	4.96%
Dow Jones U.S. Total Stock Market IndexSM(6)	15.27%	44.29%	17.86%	15.21%

Return Comparison
			Average Annual Total Returns
	6 Months Ended 6/30/21	1 Year Ended 6/30/21	5 Years Ended 6/30/21	Inception (5/1/14) to 6/30/21
Fund Performance
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	7.23%	22.90%	9.85%	8.92%
Index Performance
Blended Benchmark(1)	6.70%	22.42%	11.48%	9.70%
Bloomberg Barclays U.S. Corporate Investment-Grade Index(2)	-1.26%	3.31%	4.90%	4.78%
Russell 3000® Index(3)	15.11%	44.16%	17.89%	14.34%
Secondary Blended Benchmark(4)	6.56%	22.50%	11.52%	9.81%
Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM(5)	-1.67%	3.37%	4.96%	5.03%
Dow Jones U.S. Total Stock Market IndexSM(6)	15.27%	44.29%	17.86%	14.28%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The Blended Benchmark returns are a 50/50 split between the Russell 3000® Index and the Bloomberg Barclays U.S. Corporate Investment-Grade Index returns. The Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.
(2)	Bloomberg Barclays U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. The index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).
(3)	The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).
(4)	The Secondary Blended Benchmark return is a 50/50 split between the Dow Jones U.S. Total Stock Market IndexSM and the Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM returns. The Secondary Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Secondary Blended Benchmark for each period shown above.
(5)	The Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM measures the return of readily tradable, high-grade U.S. corporate bonds. The index includes an equally weighted basket of 96 recently issued investment-grade corporate bonds with laddered maturities. (The index reflects no deduction for fees, expenses or taxes).
(6)	The Dow Jones U.S. Total Stock Market IndexSM measures all U.S. equity securities that have readily available prices. (The index reflects no deduction for fees, expenses or taxes).

Fund Performance Overview (Unaudited) (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)

Fund Performance Overview (Unaudited) (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Credit Quality(7)	% of Total Fixed-Income Investments
AAA	3.4%
AA	0.4
AA-	12.2
A+	7.4
A	14.9
A-	12.5
BBB+	18.0
BBB	17.3
BBB-	11.1
NR	2.8
Total	100.0%

Top Equity Holdings	% of Total Investments
Pool Corp.	0.5%
Intuit, Inc.	0.5
Sturm Ruger & Co., Inc.	0.5
Houlihan Lokey, Inc.	0.5
Cboe Global Markets, Inc.	0.5
Zoetis, Inc.	0.5
Expeditors International of Washington, Inc.	0.5
Agilent Technologies, Inc.	0.5
Robert Half International, Inc.	0.5
Marsh & McLennan Cos., Inc.	0.5
Total	5.0%

Top Fixed-Income Holdings by Issuer	% of Total Investments
Bank of America Corp.	2.8%
United States Treasury	2.7
Citigroup, Inc.	2.4
JPMorgan Chase & Co.	2.3
Morgan Stanley	1.9
Goldman Sachs Group (The), Inc.	1.6
AT&T, Inc.	1.1
General Motors Financial Co., Inc.	1.1
Boeing (The) Co.	1.0
Verizon Communications, Inc.	0.9
Total	17.8%
Sector Allocation	% of Total Investments
Common Stocks
Financials	19.3%
Industrials	11.7
Information Technology	7.6
Health Care	5.7
Consumer Staples	4.7
Materials	3.6
Consumer Discretionary	3.2
Communication Services	0.4
Utilities	0.4
Real Estate	0.3
Total Common Stocks	56.9%
Corporate Bonds and Notes
Financials	13.7
Utilities	4.8
Communication Services	4.2
Health Care	3.9
Industrials	3.4
Information Technology	2.4
Energy	1.9
Consumer Staples	1.3
Consumer Discretionary	0.4
Materials	0.4
Real Estate	0.3
Total Corporate Bonds and Notes	36.7%
Foreign Corporate Bonds and Notes
Financials	2.2
Energy	0.5
Health Care	0.3
Communication Services	0.2
Materials	0.2
Consumer Discretionary	0.2
Information Technology	0.1
Industrials	0.0*
Total Foreign Corporate Bonds and Notes	3.7%
U.S. Government Bonds and Notes	1.5%
U.S. Treasury Bills	1.2%
Total	100.0%

*	Amount is less than 0.1%.

Fund Allocation	% of Net Assets
Common Stocks	56.5%
Corporate Bonds and Notes	36.4
Foreign Corporate Bonds and Notes	3.7
U.S. Government Bonds and Notes	1.5
U.S. Treasury Bills	1.2
Net Other Assets and Liabilities(8)	0.7
Total	100.0%

(7)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(8)	Includes variation margin on futures.

Fund Performance Overview (Unaudited) (Continued)
First Trust Multi Income Allocation Portfolio
Return Comparison
			Average Annual Total Returns
	6 Months Ended 6/30/21	1 Year Ended 6/30/21	5 Years Ended 6/30/21	Inception (5/1/14) to 6/30/21
Fund Performance
First Trust Multi Income Allocation Portfolio - Class I	7.38%	17.53%	5.66%	5.17%
First Trust Multi Income Allocation Portfolio - Class II	7.60%	17.82%	5.94%	5.43%
Index Performance
Broad Blended Benchmark(1)	4.85%	15.92%	9.08%	7.90%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	-1.60%	-0.33%	3.03%	3.34%
Russell 3000® Index(3)	15.11%	44.16%	17.89%	14.34%
Multi Asset Class Blended Benchmark(4)	12.76%	25.65%	7.00%	5.89%
Asset Class Blended Benchmark(5)	14.06%	26.54%	6.01%	5.37%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The Broad Blended Benchmark returns are split between the Bloomberg Barclays U.S. Aggregate Bond Index (60%) and the Russell 3000® Index (40%). The Broad Blended Benchmark returns are calculated by using the monthly return of the two indices during each month shown above. At the beginning of each month the two indices are rebalanced to a 60% and 40% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Broad Blended Benchmark for each period shown above.
(2)	The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).
(3)	The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).
(4)	The Multi Asset Class Blended Benchmark is weighted to include nine indexes: Russell 3000® Index (15%), ICE BofA Fixed Rate Preferred Securities Index (8%), Alerian MLP Index (15%), S&P U.S. REIT Index (15%), ICE BofA U.S. High Yield Index (8%), S&P/LSTA Leveraged Loan Index (15%), Bloomberg Barclays U.S. Corporate Investment-Grade Index (8%), ICE BofA U.S. MBS Index (8%), and ICE BofA U.S. Inflation-Linked Treasury Index (8%).The Multi Asset Class Benchmark returns are calculated by using the monthly return of the nine indices during each period shown above. At the beginning of each month the nine indices are rebalanced to a 15%, 8%, 15%, 15%, 8%, 15%, 8%, 8% and 8% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Multi Asset Class Blended Benchmark for each period shown above.
(5)	The Asset Class Blended Benchmark is weighted to include nine indexes: Dow Jones U.S. Select Dividend TM Index (15%), ICE BofA Fixed Rate Preferred Securities Index (8%), Alerian MLP Index (15%), S&P U.S. REIT Index (15%), ICE BofA U.S. High Yield Index (8%), S&P/LSTA Leveraged Loan Index (15%), Bloomberg Barclays U.S. Corporate Investment-Grade Index (8%), ICE BofA U.S. MBS Index (8%), and ICE BofA U.S. Inflation-Linked Treasury Index (8%).The Asset Class Benchmark returns are calculated by using the monthly return of the nine indices during each period shown above. At the beginning of each month the nine indices are rebalanced to a 15%, 8%, 15%, 15%, 8%, 15%, 8%, 8% and 8% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Asset Class Blended Benchmark for each period shown above.

Fund Performance Overview (Unaudited) (Continued)
First Trust Multi Income Allocation Portfolio (Continued)

Top Ten Holdings	% of Total Investments
First Trust Senior Loan ETF	14.5%
First Trust Tactical High Yield ETF	8.7
First Trust Preferred Securities and Income ETF	5.9
iShares iBoxx $ Investment Grade Corporate Bond ETF	5.7
First Trust Low Duration Opportunities ETF	4.9
First Trust Institutional Preferred Securities and Income ETF	2.0
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	1.4
Enterprise Products Partners, L.P.	1.4
Magellan Midstream Partners, L.P.	1.2
Public Service Enterprise Group, Inc.	1.0
Total	46.7%
Sector Allocation	% of Total Investments
Exchange-Traded Funds	44.1%
Common Stocks
Utilities	7.8
Information Technology	4.3
Energy	4.1
Health Care	3.0
Industrials	2.5
Financials	2.0
Consumer Discretionary	1.9
Consumer Staples	0.9
Communication Services	0.8
Materials	0.6
Total Common Stocks	27.9%
Real Estate Investment Trusts
Financials	12.7
Total Real Estate Investment Trusts	12.7%
U.S. Government Bonds and Notes	7.1%
Master Limited Partnerships
Energy	4.8
Utilities	0.9
Materials	0.4
Total Master Limited Partnerships	6.1%
U.S. Government Agency Mortgage-Backed Securities	2.1%
Mortgage-Backed Securities	0.0% *
Total	100.0%

*	Amount is less than 0.05%.

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Tactical Core Portfolio
Return Comparison
			Average Annual Total Returns
	6 Months Ended 6/30/21	1 Year Ended 6/30/21	5 Years Ended 6/30/21	Inception (10/30/15) to 6/30/21
Fund Performance
First Trust Dorsey Wright Tactical Core Portfolio - Class I	11.80%	34.34%	10.67%	8.99%
First Trust Dorsey Wright Tactical Core Portfolio - Class II	11.68%	34.23%	10.80%	9.13%
Index Performance
Broad Blended Benchmark(1)	8.28%	23.02%	11.89%	11.09%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	-1.60%	-0.33%	3.03%	3.50%
S&P 500® Index(3)	15.25%	40.79%	17.65%	15.93%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The Broad Blended Benchmark return is split between the Bloomberg Barclays U.S. Aggregate Bond Index (40%) and the S&P 500® Index (60%). The Broad Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 40% and 60% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Broad Blended Benchmark for each period shown above.
(2)	The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).
(3)	The S&P 500® Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

Fund Performance Overview (Unaudited) (Continued)
First Trust Dorsey Wright Tactical Core Portfolio (Continued)
Top Ten Holdings	% of Total Investments
First Trust Small Cap Core AlphaDEX® Fund	10.4%
First Trust Small Cap Growth AlphaDEX® Fund	9.9
First Trust Industrials/Producer Durables AlphaDEX® Fund	9.7
First Trust Nasdaq Transportation ETF	9.7
First Trust Consumer Discretionary AlphaDEX® Fund	9.5
First Trust Small Cap Value AlphaDEX® Fund	9.3
First Trust NASDAQ-100-Technology Sector Index Fund	9.2
First Trust Technology AlphaDEX® Fund	9.0
iShares Core U.S. Aggregate Bond ETF	5.5
SPDR ICE Preferred Securities ETF	3.3
Total	85.5%

Fund Performance Overview (Unaudited) (Continued)
First Trust Capital Strength Portfolio
Return Comparison
			Average Annual Total Returns
	6 Months Ended 6/30/21	1 Year Ended 6/30/21	Inception (5/1/20) to 6/30/21
Fund Performance
First Trust Capital Strength Portfolio - Class I	12.05%	29.30%	32.79%
First Trust Capital Strength Portfolio - Class II	12.18%	29.62%	33.07%
Index Performance
S&P 500® Index(1)	15.25%	40.79%	45.51%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

Top Ten Holdings	% of Total Investments
Edwards Lifesciences Corp.	2.3%
United Parcel Service, Inc., Class B	2.3
NIKE, Inc., Class B	2.2
Expeditors International of Washington, Inc.	2.2
Moody’s Corp.	2.2
Zoetis, Inc.	2.2
Marsh & McLennan Cos., Inc.	2.2
Agilent Technologies, Inc.	2.1
Nasdaq, Inc.	2.1
S&P Global, Inc.	2.1
Total	21.9%
Sector Allocation	% of Total Investments
Industrials	23.9%
Health Care	20.4
Consumer Staples	19.5
Financials	14.6
Consumer Discretionary	9.9
Information Technology	8.0
Communication Services	2.0
Materials	1.7
Total	100.0%

(1)	The S&P 500® Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

Fund Performance Overview (Unaudited) (Continued)
First Trust International Developed Capital Strength Portfolio
Return Comparison
			Average Annual Total Returns
	6 Months Ended 6/30/21	1 Year Ended 6/30/21	Inception (5/1/20) to 6/30/21
Fund Performance
First Trust International Developed Capital Strength Portfolio - Class I	11.52%	32.95%	43.03%
First Trust International Developed Capital Strength Portfolio - Class II	11.56%	33.16%	43.33%
Index Performance
MSCI World ex USA Index(1)	9.92%	33.60%	38.50%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

Top Ten Holdings	% of Total Investments
Sonova Holding AG	2.5%
Hermes International	2.3
Kinnevik AB, Class B	2.3
AstraZeneca PLC	2.3
Deutsche Post AG	2.2
Novo Nordisk A.S., Class B	2.2
Alimentation Couche-Tard, Inc., Class B	2.2
Kering S.A.	2.2
Geberit AG	2.2
Roche Holding AG	2.1
Total	22.5%
Sector Allocation	% of Total Investments
Industrials	29.4%
Health Care	22.9
Consumer Discretionary	14.0
Consumer Staples	10.2
Financials	9.8
Information Technology	9.8
Materials	2.1
Communication Services	1.8
Total	100.0%

(1)	The MSCI World ex USA Index includes developed markets and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

Portfolio Management
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Semi-Annual Report
June 30, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust/Dow Jones Dividend & Income Allocation Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Todd Larson, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Eric Maisel, Senior Vice President, First Trust

Portfolio Management (Continued)
First Trust Multi Income Allocation Portfolio
Semi-Annual Report
June 30, 2021 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to the First Trust Multi Income Allocation Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund. First Trust manages the Fund’s fixed income investments, as well as a portion of the Fund’s equity investments.
Sub-Advisors
Stonebridge Advisors LLC (“Stonebridge” or a “Sub-Advisor“) is a sub-advisor to the Fund and is a registered investment advisor based in Wilton, CT. Stonebridge specializes in the management of preferred securities and North American equity income securities.
Energy Income Partners, LLC (“EIP” or “Sub-Advisor”) is a sub-advisor to the Fund and is a registered investment advisor based in Westport, CT. EIP was founded in 2003 to provide professional asset management services in publicly traded energy-related infrastructure companies with above average dividend payout ratios operating pipeline and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies include C-corporations, partnerships and energy infrastructure real estate investment trusts.
Portfolio Management Team
First Trust
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
William Housey, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Todd Larson, Senior Vice President, First Trust
James Snyder, Senior Vice President, First Trust
Jeremiah Charles, Senior Vice President, First Trust
Stonebridge
Scott Fleming, Portfolio Manager, President and Chief Investment Officer of Stonebridge
Robert Wolf, Senior Portfolio Manager and Senior Vice President of Stonebridge
EIP
James J. Murchie, Co-Portfolio Manager, Co-Founder, Principal and CEO of EIP
Eva Pao, Co-Portfolio Manager, Co-Founder, Principal of EIP
John Tysseland, Co-Portfolio Manager, Principal of EIP

Portfolio Management (Continued)
First Trust Dorsey Wright Tactical Core Portfolio
Semi-Annual Report
June 30, 2021 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Dorsey Wright Tactical Core Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Todd Larson, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Eric R. Maisel, Senior Vice President, First Trust

Portfolio Management (Continued)
First Trust Capital Strength Portfolio
Semi-Annual Report
June 30, 2021 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Capital Strength Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust

Portfolio Management (Continued)
First Trust International Developed Capital Strength Portfolio
Semi-Annual Report
June 30, 2021 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust International Developed Capital Strength Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust

First Trust Variable Insurance Trust
Understanding Your Fund Expenses
June 30, 2021 (Unaudited)
As a shareholder of First Trust Dow/Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio, First Trust Dorsey Wright Tactical Core Portfolio, First Trust Capital Strength Portfolio or First Trust International Developed Capital Strength Portfolio (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2021.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021 - 6/30/2021 (a)	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021 - 6/30/2021 (a)	Annualized Expense Ratios (b)
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Class I	$ 1,000.00	$ 1,072.00	$ 6.16	$ 1,000.00	$ 1,018.84	$ 6.01	1.20%
Class II	$ 1,000.00	$ 1,072.30	$ 4.88	$ 1,000.00	$ 1,020.08	$ 4.76	0.95%
First Trust Multi Income Allocation Portfolio (c)
Class I	$ 1,000.00	$ 1,073.80	$ 4.27	$ 1,000.00	$ 1,020.68	$ 4.16	0.83%
Class II	$ 1,000.00	$ 1,076.00	$ 2.99	$ 1,000.00	$ 1,021.92	$ 2.91	0.58%
First Trust Dorsey Wright Tactical Core Portfolio (c)
Class I	$ 1,000.00	$ 1,118.00	$ 3.78	$ 1,000.00	$ 1,021.22	$ 3.61	0.72%
Class II	$ 1,000.00	$ 1,116.80	$ 2.47	$ 1,000.00	$ 1,022.46	$ 2.36	0.47%

First Trust Variable Insurance Trust
Understanding Your Fund Expenses (Continued)
June 30, 2021 (Unaudited)
		Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021 - 6/30/2021 (a)	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Expenses Paid During Period 1/1/2021 - 6/30/2021 (a)	Annualized Expense Ratios (b)
First Trust Capital Strength Portfolio
Class I	$ 1,000.00	$ 1,120.50	$ 5.78	$ 1,000.00	$ 1,019.34	$ 5.51	1.10%
Class II	$ 1,000.00	$ 1,121.80	$ 4.47	$ 1,000.00	$ 1,020.58	$ 4.26	0.85%
First Trust International Developed Capital Strength Portfolio
Class I	$ 1,000.00	$ 1,115.20	$ 6.29	$ 1,000.00	$ 1,018.84	$ 6.01	1.20%
Class II	$ 1,000.00	$ 1,115.60	$ 4.98	$ 1,000.00	$ 1,020.08	$ 4.76	0.95%

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (January 1, 2021 through June 30, 2021), multiplied by 181/365 (to reflect the six-month period).
(b)	These expense ratios reflect expense caps. First Trust Multi Income Allocation Portfolio expense ratios reflect an additional waiver. See Note 3 in the Notes to Financial Statements.
(c)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments
June 30, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS – 56.5%
	Aerospace & Defense – 1.7%
23,687	General Dynamics Corp.	$4,459,314
20,973	Huntington Ingalls Industries, Inc.	4,420,060
11,545	Lockheed Martin Corp.	4,368,051
13,293	Northrop Grumman Corp.	4,831,075
		18,078,500
	Air Freight & Logistics – 0.5%
39,384	Expeditors International of Washington, Inc.	4,986,014
	Auto Components – 0.4%
118,950	Gentex Corp.	3,936,056
	Banks – 6.0%
19,891	BancFirst Corp.	1,241,795
118,424	BancorpSouth Bank	3,354,952
74,072	Brookline Bancorp, Inc.	1,107,376
103,264	Cathay General Bancorp	4,064,471
55,585	Commerce Bancshares, Inc.	4,144,418
55,412	Community Bank System, Inc.	4,191,918
158,460	CVB Financial Corp.	3,262,691
25,658	First Bancorp	1,049,669
91,448	First Financial Bankshares, Inc.	4,492,840
74,580	First Interstate BancSystem, Inc., Class A	3,119,681
124,481	Hilltop Holdings, Inc.	4,531,109
82,282	International Bancshares Corp.	3,533,189
30,644	Lakeland Financial Corp.	1,888,896
27,965	M&T Bank Corp.	4,063,594
33,623	National Bank Holdings Corp., Class A	1,268,932
34,653	NBT Bancorp, Inc.	1,246,469
11,028	Park National Corp.	1,294,908
59,890	Popular, Inc.	4,494,745
56,213	Prosperity Bancshares, Inc.	4,036,093
60,941	ServisFirst Bancshares, Inc.	4,142,769
39,552	Southside Bancshares, Inc.	1,512,073
18,959	Westamerica BanCorp	1,100,191
		63,142,779
	Beverages – 0.4%
30,319	PepsiCo, Inc.	4,492,366
	Biotechnology – 0.4%
17,191	Amgen, Inc.	4,190,306
	Building Products – 0.7%
63,112	A.O. Smith Corp.	4,547,851
37,429	AAON, Inc.	2,342,681
		6,890,532
	Capital Markets – 5.2%
5,586	BlackRock, Inc.	4,887,582
42,469	Cboe Global Markets, Inc.	5,055,935
13,512	FactSet Research Systems, Inc.	4,534,762
38,808	Hamilton Lane, Inc., Class A	3,536,185
62,413	Houlihan Lokey, Inc.	5,104,759
37,508	Intercontinental Exchange, Inc.	4,452,200
76,285	Moelis & Co., Class A	4,339,854
40,551	Northern Trust Corp.	4,688,507
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Capital Markets (Continued)
33,858	Raymond James Financial, Inc.	$4,398,154
69,187	SEI Investments Co.	4,287,518
65,117	Stifel Financial Corp.	4,223,489
24,623	T Rowe Price Group, Inc.	4,874,615
		54,383,560
	Chemicals – 2.4%
15,035	Air Products & Chemicals, Inc.	4,325,269
21,471	Balchem Corp.	2,818,283
28,200	Celanese Corp.	4,275,120
38,272	FMC Corp.	4,141,030
5,901	NewMarket Corp.	1,900,004
17,151	Sherwin-Williams (The) Co.	4,672,790
25,432	Stepan Co.	3,058,707
		25,191,203
	Commercial Services & Supplies – 0.8%
31,279	Tetra Tech, Inc.	3,817,289
19,038	UniFirst Corp.	4,467,077
		8,284,366
	Communications Equipment – 0.4%
82,405	Cisco Systems, Inc.	4,367,465
	Containers & Packaging – 0.4%
31,595	Packaging Corp. of America	4,278,595
	Distributors – 0.5%
12,184	Pool Corp.	5,588,313
	Electrical Equipment – 0.4%
33,292	AMETEK, Inc.	4,444,482
	Electronic Equipment, Instruments & Components – 0.4%
63,883	Amphenol Corp., Class A	4,370,236
	Entertainment – 0.4%
44,834	Activision Blizzard, Inc.	4,278,957
	Equity Real Estate Investment Trusts – 0.3%
21,884	PS Business Parks, Inc.	3,240,583
	Food & Staples Retailing – 0.9%
12,068	Costco Wholesale Corp.	4,774,946
119,149	Kroger (The) Co.	4,564,598
		9,339,544
	Food Products – 2.9%
26,980	Hershey (The) Co.	4,699,377
89,987	Hormel Foods Corp.	4,296,879
33,928	JM Smucker (The) Co.	4,396,051
20,467	Lancaster Colony Corp.	3,960,569
47,998	McCormick & Co., Inc.	4,239,184
73,296	Mondelez International, Inc., Class A	4,576,602
57,211	Tyson Foods, Inc., Class A	4,219,883
		30,388,545
	Gas Utilities – 0.4%
43,601	Atmos Energy Corp.	4,190,492

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Equipment & Supplies – 0.9%
36,014	Abbott Laboratories	$4,175,103
1,521	Atrion Corp.	944,435
50,800	Baxter International, Inc.	4,089,400
		9,208,938
	Health Care Providers & Services – 2.1%
12,109	Anthem, Inc.	4,623,216
9,187	Chemed Corp.	4,359,232
17,713	Cigna Corp.	4,199,221
10,376	Humana, Inc.	4,593,663
11,669	UnitedHealth Group, Inc.	4,672,734
		22,448,066
	Household Durables – 0.5%
32,325	Garmin Ltd.	4,675,488
	Household Products – 0.4%
31,899	Procter & Gamble (The) Co.	4,304,132
	Insurance – 8.0%
83,302	Aflac, Inc.	4,469,985
36,916	Allstate (The) Corp.	4,815,323
35,794	AMERISAFE, Inc.	2,136,544
92,077	Brown & Brown, Inc.	4,892,972
41,132	Cincinnati Financial Corp.	4,796,814
45,572	Employers Holdings, Inc.	1,950,482
103,764	Fidelity National Financial, Inc.	4,509,583
74,572	First American Financial Corp.	4,649,564
43,403	Globe Life, Inc.	4,134,136
32,845	Hanover Insurance Group (The), Inc.	4,455,096
62,732	Hartford Financial Services Group (The), Inc.	3,887,502
34,782	Marsh & McLennan Cos., Inc.	4,893,132
67,228	Mercury General Corp.	4,366,458
195,589	Old Republic International Corp.	4,872,122
28,318	Primerica, Inc.	4,336,618
44,829	Progressive (The) Corp.	4,402,656
25,960	RenaissanceRe Holdings Ltd.	3,863,367
16,488	Safety Insurance Group, Inc.	1,290,681
55,745	Selective Insurance Group, Inc.	4,523,707
34,157	Stewart Information Services Corp.	1,936,360
28,439	Travelers (The) Cos., Inc.	4,257,603
		83,440,705
	IT Services – 3.4%
15,389	Accenture PLC, Class A	4,536,523
22,615	Automatic Data Processing, Inc.	4,491,791
27,649	Broadridge Financial Solutions, Inc.	4,466,143
27,708	Jack Henry & Associates, Inc.	4,530,535
46,915	Maximus, Inc.	4,127,112
43,372	Paychex, Inc.	4,653,816
19,752	Visa, Inc., Class A	4,618,413
170,314	Western Union (The) Co.	3,912,113
		35,336,446
	Leisure Products – 0.5%
58,844	Sturm Ruger & Co., Inc.	5,294,783
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Life Sciences Tools & Services – 0.9%
33,545	Agilent Technologies, Inc.	$4,958,286
9,387	Thermo Fisher Scientific, Inc.	4,735,460
		9,693,746
	Machinery – 3.3%
16,621	Cummins, Inc.	4,052,366
53,308	Federal Signal Corp.	2,144,581
47,986	Franklin Electric Co., Inc.	3,868,631
58,757	Graco, Inc.	4,447,905
20,180	IDEX Corp.	4,440,609
19,349	Illinois Tool Works, Inc.	4,325,663
61,275	Mueller Industries, Inc.	2,653,820
18,483	Snap-on, Inc.	4,129,657
40,655	Toro (The) Co.	4,467,171
		34,530,403
	Metals & Mining – 0.8%
69,300	Newmont Corp.	4,392,234
27,520	Reliance Steel & Aluminum Co.	4,152,768
		8,545,002
	Multiline Retail – 0.4%
21,163	Dollar General Corp.	4,579,462
	Pharmaceuticals – 1.3%
26,306	Johnson & Johnson	4,333,650
55,563	Merck & Co., Inc.	4,321,135
27,129	Zoetis, Inc.	5,055,760
		13,710,545
	Professional Services – 1.7%
52,422	Booz Allen Hamilton Holding Corp.	4,465,306
41,423	Exponent, Inc.	3,695,346
20,883	Kforce, Inc.	1,314,167
39,229	ManTech International Corp., Class A	3,394,878
55,156	Robert Half International, Inc.	4,907,229
		17,776,926
	Road & Rail – 1.1%
96,899	Heartland Express, Inc.	1,659,880
25,542	Landstar System, Inc.	4,036,147
77,551	Marten Transport Ltd.	1,278,816
17,577	Old Dominion Freight Line, Inc.	4,461,042
		11,435,885
	Semiconductors & Semiconductor Equipment – 1.6%
66,358	Intel Corp.	3,725,338
50,157	Power Integrations, Inc.	4,115,883
22,821	Skyworks Solutions, Inc.	4,375,927
22,303	Texas Instruments, Inc.	4,288,867
		16,506,015
	Software – 1.8%
41,994	Dolby Laboratories, Inc., Class A	4,127,590
10,838	Intuit, Inc.	5,312,462
17,675	Microsoft Corp.	4,788,158

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
59,649	Oracle Corp.	$4,643,078
		18,871,288
	Specialty Retail – 0.8%
37,003	Best Buy Co., Inc.	4,254,605
24,268	Tractor Supply Co.	4,515,304
		8,769,909
	Trading Companies & Distributors – 1.5%
83,807	Fastenal Co.	4,357,964
34,695	McGrath RentCorp	2,830,071
46,920	MSC Industrial Direct Co., Inc., Class A	4,210,132
16,030	Watsco, Inc.	4,594,839
		15,993,006
	Total Common Stocks	593,183,639
	(Cost $474,055,678)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 36.4%
	Aerospace & Defense – 1.5%
$1,725,000	Boeing (The) Co.	1.17%	02/04/23	1,733,127
750,000	Boeing (The) Co.	1.88%	06/15/23	764,185
1,000,000	Boeing (The) Co.	1.95%	02/01/24	1,024,614
1,000,000	Boeing (The) Co.	1.43%	02/04/24	1,003,408
500,000	Boeing (The) Co.	2.75%	02/01/26	522,848
1,000,000	Boeing (The) Co.	2.20%	02/04/26	1,010,608
500,000	Boeing (The) Co.	2.70%	02/01/27	517,543
500,000	Boeing (The) Co.	3.25%	02/01/28	531,061
250,000	Boeing (The) Co.	3.20%	03/01/29	263,019
500,000	Boeing (The) Co.	2.95%	02/01/30	513,002
500,000	Boeing (The) Co.	3.63%	02/01/31	538,878
750,000	Boeing (The) Co.	5.71%	05/01/40	968,103
1,500,000	Boeing (The) Co.	3.75%	02/01/50	1,549,866
500,000	L3Harris Technologies, Inc.	1.80%	01/15/31	486,678
500,000	Northrop Grumman Corp.	2.93%	01/15/25	533,480
500,000	Northrop Grumman Corp.	3.25%	01/15/28	547,104
750,000	Northrop Grumman Corp.	4.03%	10/15/47	897,111
250,000	Northrop Grumman Corp.	5.25%	05/01/50	351,971
1,000,000	Raytheon Technologies Corp.	4.63%	11/16/48	1,290,046
250,000	Raytheon Technologies Corp.	3.13%	07/01/50	257,545
500,000	Textron, Inc.	2.45%	03/15/31	501,929
				15,806,126
	Air Freight & Logistics – 0.4%
1,000,000	FedEx Corp.	2.40%	05/15/31	1,019,832
1,500,000	FedEx Corp.	3.25%	05/15/41	1,546,045
1,000,000	FedEx Corp.	4.55%	04/01/46	1,217,327
				3,783,204
	Airlines – 0.1%
250,000	Southwest Airlines Co.	5.25%	05/04/25	285,489
250,000	Southwest Airlines Co.	5.13%	06/15/27	294,704
				580,193
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Automobiles – 0.4%
$1,030,000	Hyundai Capital America (a)	0.80%	01/08/24	$1,026,111
500,000	Hyundai Capital America (a)	1.30%	01/08/26	494,975
500,000	Hyundai Capital America (a)	1.80%	01/10/28	496,740
1,000,000	Nissan Motor Acceptance Corp. (a)	2.00%	03/09/26	1,006,400
1,000,000	Nissan Motor Acceptance Corp. (a)	2.75%	03/09/28	1,009,979
				4,034,205
	Banks – 7.9%
1,207,000	Bank of America Corp. (b)	3.00%	12/20/23	1,251,015
500,000	Bank of America Corp. (b)	3.55%	03/05/24	525,412
1,000,000	Bank of America Corp. (b)	0.52%	06/14/24	1,000,021
500,000	Bank of America Corp. (b)	3.86%	07/23/24	533,180
3,000,000	Bank of America Corp. (b)	0.81%	10/24/24	3,012,856
500,000	Bank of America Corp. (b)	3.46%	03/15/25	534,702
2,000,000	Bank of America Corp. (b)	0.98%	04/22/25	2,007,223
500,000	Bank of America Corp. (b)	3.09%	10/01/25	532,985
500,000	Bank of America Corp. (b)	2.46%	10/22/25	523,568
750,000	Bank of America Corp. (b)	2.02%	02/13/26	773,872
400,000	Bank of America Corp.	4.45%	03/03/26	453,515
950,000	Bank of America Corp.	3.50%	04/19/26	1,046,226
1,000,000	Bank of America Corp. (b)	1.20%	10/24/26	991,956
500,000	Bank of America Corp. (b)	3.56%	04/23/27	548,118
1,000,000	Bank of America Corp. (b)	1.73%	07/22/27	1,008,679
250,000	Bank of America Corp.	4.18%	11/25/27	280,373
500,000	Bank of America Corp. (b)	3.82%	01/20/28	555,641
500,000	Bank of America Corp. (b)	3.71%	04/24/28	553,478
500,000	Bank of America Corp. (b)	3.59%	07/21/28	551,265
1,091,000	Bank of America Corp. (b)	3.42%	12/20/28	1,189,440
1,000,000	Bank of America Corp. (b)	2.09%	06/14/29	1,009,636
500,000	Bank of America Corp. (b)	4.27%	07/23/29	575,331
500,000	Bank of America Corp. (b)	3.97%	02/07/30	568,179
500,000	Bank of America Corp. (b)	3.19%	07/23/30	539,496
500,000	Bank of America Corp. (b)	2.88%	10/22/30	527,639
500,000	Bank of America Corp. (b)	1.90%	07/23/31	487,083
1,000,000	Bank of America Corp. (b)	1.92%	10/24/31	977,036
1,000,000	Bank of America Corp. (b)	2.69%	04/22/32	1,030,666
500,000	Bank of America Corp. (b)	4.08%	04/23/40	588,075
1,000,000	Bank of America Corp. (b)	2.68%	06/19/41	972,922
2,000,000	Bank of America Corp. (b)	3.31%	04/22/42	2,126,261
500,000	Bank of America Corp. (b)	3.95%	01/23/49	582,706
500,000	Bank of America Corp. (b)	4.33%	03/15/50	617,103
500,000	Bank of America Corp. (b)	2.83%	10/24/51	489,115
5,000,000	Citigroup, Inc. (b)	0.78%	10/30/24	5,013,450
500,000	Citigroup, Inc. (b)	3.35%	04/24/25	533,087
2,000,000	Citigroup, Inc. (b)	0.98%	05/01/25	2,006,200
450,000	Citigroup, Inc.	4.60%	03/09/26	512,914
500,000	Citigroup, Inc. (b)	3.11%	04/08/26	535,554
300,000	Citigroup, Inc.	4.30%	11/20/26	339,374
3,000,000	Citigroup, Inc. (b)	1.12%	01/28/27	2,960,113
3,000,000	Citigroup, Inc. (b)	1.46%	06/09/27	2,993,211
350,000	Citigroup, Inc.	4.45%	09/29/27	400,137
500,000	Citigroup, Inc. (b)	3.89%	01/10/28	557,186
1,000,000	Citigroup, Inc. (b)	3.67%	07/24/28	1,104,488
500,000	Citigroup, Inc.	4.13%	07/25/28	564,338
500,000	Citigroup, Inc. (b)	3.52%	10/27/28	548,163

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Banks (Continued)
$500,000	Citigroup, Inc. (b)	3.98%	03/20/30	$567,525
1,000,000	Citigroup, Inc. (b)	2.98%	11/05/30	1,061,690
500,000	Citigroup, Inc. (b)	2.67%	01/29/31	517,145
2,000,000	Citigroup, Inc. (b)	2.56%	05/01/32	2,041,145
500,000	Citigroup, Inc. (b)	3.88%	01/24/39	578,263
750,000	Citigroup, Inc.	4.75%	05/18/46	956,461
500,000	Citigroup, Inc. (b)	4.28%	04/24/48	624,001
500,000	Citigroup, Inc.	4.65%	07/23/48	656,657
837,000	JPMorgan Chase & Co. (b)	1.51%	06/01/24	853,595
1,000,000	JPMorgan Chase & Co. (b)	0.56%	02/16/25	995,107
2,000,000	JPMorgan Chase & Co. (b)	0.82%	06/01/25	1,997,180
3,500,000	JPMorgan Chase & Co. (b)	0.97%	06/23/25	3,505,949
500,000	JPMorgan Chase & Co. (b)	2.30%	10/15/25	521,141
850,000	JPMorgan Chase & Co.	3.30%	04/01/26	930,525
500,000	JPMorgan Chase & Co. (b)	1.05%	11/19/26	494,115
300,000	JPMorgan Chase & Co.	4.13%	12/15/26	339,895
500,000	JPMorgan Chase & Co. (b)	1.04%	02/04/27	492,262
500,000	JPMorgan Chase & Co. (b)	1.58%	04/22/27	503,047
250,000	JPMorgan Chase & Co.	3.63%	12/01/27	275,077
500,000	JPMorgan Chase & Co. (b)	3.78%	02/01/28	555,836
500,000	JPMorgan Chase & Co. (b)	3.54%	05/01/28	550,328
500,000	JPMorgan Chase & Co. (b)	3.51%	01/23/29	551,311
1,000,000	JPMorgan Chase & Co. (b)	2.07%	06/01/29	1,009,081
500,000	JPMorgan Chase & Co. (b)	4.20%	07/23/29	575,524
500,000	JPMorgan Chase & Co. (b)	3.70%	05/06/30	559,586
500,000	JPMorgan Chase & Co. (b)	2.96%	05/13/31	526,335
500,000	JPMorgan Chase & Co. (b)	1.76%	11/19/31	480,463
500,000	JPMorgan Chase & Co. (b)	1.95%	02/04/32	486,551
1,000,000	JPMorgan Chase & Co. (b)	2.58%	04/22/32	1,029,025
1,000,000	JPMorgan Chase & Co. (b)	2.53%	11/19/41	956,168
2,000,000	JPMorgan Chase & Co. (b)	3.16%	04/22/42	2,087,065
500,000	JPMorgan Chase & Co. (b)	4.26%	02/22/48	611,549
750,000	JPMorgan Chase & Co. (b)	3.96%	11/15/48	882,491
500,000	JPMorgan Chase & Co. (b)	3.90%	01/23/49	583,375
2,000,000	JPMorgan Chase & Co. (b)	3.33%	04/22/52	2,138,297
500,000	Wells Fargo & Co. (b)	1.65%	06/02/24	510,776
425,000	Wells Fargo & Co.	3.30%	09/09/24	458,444
500,000	Wells Fargo & Co. (b)	2.41%	10/30/25	523,522
500,000	Wells Fargo & Co. (b)	2.16%	02/11/26	519,446
550,000	Wells Fargo & Co.	3.00%	04/22/26	591,990
500,000	Wells Fargo & Co. (b)	3.58%	05/22/28	551,477
500,000	Wells Fargo & Co. (b)	2.88%	10/30/30	530,444
750,000	Wells Fargo & Co.	4.75%	12/07/46	950,805
				83,163,657
	Beverages – 0.6%
875,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%	02/01/36	1,076,411
1,100,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.	4.90%	02/01/46	1,390,656
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.75%	01/23/29	298,329
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.90%	01/23/31	308,227
750,000	Anheuser-Busch Inbev Worldwide, Inc.	4.38%	04/15/38	898,673
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.35%	06/01/40	298,351
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.60%	04/15/48	306,358
250,000	Anheuser-Busch Inbev Worldwide, Inc.	5.55%	01/23/49	345,431
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.50%	06/01/50	305,506
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Beverages (Continued)
$750,000	Anheuser-Busch Inbev Worldwide, Inc.	4.75%	04/15/58	$943,088
250,000	Anheuser-Busch Inbev Worldwide, Inc.	5.80%	01/23/59	361,982
				6,533,012
	Biotechnology – 1.1%
1,000,000	AbbVie, Inc.	2.60%	11/21/24	1,054,980
1,000,000	AbbVie, Inc.	2.95%	11/21/26	1,076,389
250,000	AbbVie, Inc.	4.25%	11/14/28	290,078
1,000,000	AbbVie, Inc.	3.20%	11/21/29	1,087,940
1,225,000	AbbVie, Inc.	4.05%	11/21/39	1,422,288
275,000	AbbVie, Inc.	4.40%	11/06/42	334,442
300,000	AbbVie, Inc.	4.70%	05/14/45	375,400
250,000	AbbVie, Inc.	4.88%	11/14/48	325,719
1,000,000	AbbVie, Inc.	4.25%	11/21/49	1,203,880
500,000	Amgen, Inc.	1.90%	02/21/25	518,305
750,000	Amgen, Inc.	2.20%	02/21/27	779,824
500,000	Amgen, Inc.	2.45%	02/21/30	516,460
750,000	Amgen, Inc.	3.15%	02/21/40	783,530
750,000	Amgen, Inc.	3.38%	02/21/50	793,007
500,000	Gilead Sciences, Inc.	1.20%	10/01/27	488,041
				11,050,283
	Building Products – 0.2%
1,000,000	Masco Corp.	1.50%	02/15/28	977,978
1,000,000	Masco Corp.	2.00%	02/15/31	978,599
500,000	Masco Corp.	3.13%	02/15/51	498,644
				2,455,221
	Capital Markets – 3.5%
500,000	Goldman Sachs Group (The), Inc. (b)	2.91%	07/24/23	512,575
715,000	Goldman Sachs Group (The), Inc. (b)	0.63%	11/17/23	715,336
500,000	Goldman Sachs Group (The), Inc.	3.63%	02/20/24	536,186
600,000	Goldman Sachs Group (The), Inc.	4.00%	03/03/24	651,953
2,000,000	Goldman Sachs Group (The), Inc. (b)	0.66%	09/10/24	1,997,623
500,000	Goldman Sachs Group (The), Inc.	3.50%	04/01/25	542,882
500,000	Goldman Sachs Group (The), Inc. (b)	3.27%	09/29/25	535,129
600,000	Goldman Sachs Group (The), Inc.	4.25%	10/21/25	671,709
500,000	Goldman Sachs Group (The), Inc. (b)	0.86%	02/12/26	496,744
550,000	Goldman Sachs Group (The), Inc.	3.75%	02/25/26	608,958
500,000	Goldman Sachs Group (The), Inc.	3.50%	11/16/26	544,352
500,000	Goldman Sachs Group (The), Inc. (b)	1.09%	12/09/26	492,896
750,000	Goldman Sachs Group (The), Inc.	3.85%	01/26/27	827,368
1,000,000	Goldman Sachs Group (The), Inc. (b)	1.43%	03/09/27	998,044
1,000,000	Goldman Sachs Group (The), Inc. (b)	1.54%	09/10/27	999,081
500,000	Goldman Sachs Group (The), Inc. (b)	3.81%	04/23/29	560,253
500,000	Goldman Sachs Group (The), Inc. (b)	4.22%	05/01/29	571,095
500,000	Goldman Sachs Group (The), Inc.	2.60%	02/07/30	519,675
1,000,000	Goldman Sachs Group (The), Inc. (b)	1.99%	01/27/32	971,230
1,000,000	Goldman Sachs Group (The), Inc. (b)	2.62%	04/22/32	1,023,470
500,000	Goldman Sachs Group (The), Inc. (b)	4.02%	10/31/38	587,964
500,000	Goldman Sachs Group (The), Inc. (b)	4.41%	04/23/39	610,462
1,000,000	Goldman Sachs Group (The), Inc. (b)	3.21%	04/22/42	1,048,546
3,750,000	Morgan Stanley (b)	0.53%	01/25/24	3,749,248
1,070,000	Morgan Stanley (b)	0.73%	04/05/24	1,072,402
500,000	Morgan Stanley (b)	3.74%	04/24/24	528,903

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Capital Markets (Continued)
$450,000	Morgan Stanley	3.88%	04/29/24	$489,695
3,000,000	Morgan Stanley (b)	0.79%	05/30/25	2,990,205
1,000,000	Morgan Stanley (b)	0.86%	10/21/25	1,000,050
800,000	Morgan Stanley	3.88%	01/27/26	894,797
500,000	Morgan Stanley (b)	2.19%	04/28/26	519,569
250,000	Morgan Stanley	4.35%	09/08/26	283,467
1,000,000	Morgan Stanley (b)	1.59%	05/04/27	1,007,103
500,000	Morgan Stanley (b)	3.59%	07/22/28	554,011
500,000	Morgan Stanley (b)	3.77%	01/24/29	561,988
500,000	Morgan Stanley (b)	4.43%	01/23/30	586,705
500,000	Morgan Stanley (b)	2.70%	01/22/31	524,540
1,000,000	Morgan Stanley (b)	1.79%	02/13/32	962,860
1,000,000	Morgan Stanley (b)	1.93%	04/28/32	974,160
500,000	Morgan Stanley (b)	3.97%	07/22/38	588,953
500,000	Morgan Stanley (b)	4.46%	04/22/39	619,749
1,000,000	Morgan Stanley (b)	3.22%	04/22/42	1,062,229
1,000,000	Morgan Stanley (b)	2.80%	01/25/52	985,503
				36,979,668
	Chemicals – 0.6%
500,000	Dow Chemical (The) Co.	3.63%	05/15/26	553,841
250,000	Dow Chemical (The) Co.	2.10%	11/15/30	247,743
250,000	Dow Chemical (The) Co.	4.80%	05/15/49	322,215
250,000	Dow Chemical (The) Co.	3.60%	11/15/50	270,837
250,000	Huntsman International LLC	2.95%	06/15/31	254,178
500,000	International Flavors & Fragrances, Inc. (a)	1.23%	10/01/25	497,817
500,000	International Flavors & Fragrances, Inc. (a)	1.83%	10/15/27	499,336
500,000	International Flavors & Fragrances, Inc. (a)	2.30%	11/01/30	498,363
500,000	International Flavors & Fragrances, Inc. (a)	3.27%	11/15/40	514,351
500,000	International Flavors & Fragrances, Inc. (a)	3.47%	12/01/50	521,107
500,000	LYB International Finance III, LLC	3.38%	10/01/40	519,535
500,000	LYB International Finance III, LLC	3.63%	04/01/51	529,585
750,000	LYB International Finance III, LLC	3.80%	10/01/60	795,781
				6,024,689
	Consumer Finance – 1.4%
1,890,000	Ally Financial, Inc.	1.45%	10/02/23	1,918,759
250,000	GE Capital Funding LLC	3.45%	05/15/25	272,351
250,000	GE Capital Funding LLC	4.05%	05/15/27	283,252
250,000	GE Capital Funding LLC	4.40%	05/15/30	291,829
250,000	GE Capital Funding LLC	4.55%	05/15/32	298,047
1,250,000	General Motors Financial Co., Inc.	3.70%	05/09/23	1,312,690
500,000	General Motors Financial Co., Inc.	1.70%	08/18/23	510,411
2,500,000	General Motors Financial Co., Inc.	1.05%	03/08/24	2,515,575
1,000,000	General Motors Financial Co., Inc.	2.90%	02/26/25	1,059,476
250,000	General Motors Financial Co., Inc.	2.75%	06/20/25	263,442
500,000	General Motors Financial Co., Inc.	1.25%	01/08/26	497,169
1,000,000	General Motors Financial Co., Inc.	1.50%	06/10/26	996,465
250,000	General Motors Financial Co., Inc.	4.35%	01/17/27	281,438
250,000	General Motors Financial Co., Inc.	2.70%	08/20/27	260,211
1,500,000	General Motors Financial Co., Inc.	2.40%	04/10/28	1,525,442
500,000	General Motors Financial Co., Inc.	3.60%	06/21/30	542,432
500,000	General Motors Financial Co., Inc.	2.35%	01/08/31	495,351
500,000	Glencore Funding LLC (a)	1.63%	04/27/26	502,268
250,000	Glencore Funding LLC (a)	2.85%	04/27/31	254,788
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Consumer Finance (Continued)
$500,000	Glencore Funding LLC (a)	3.88%	04/27/51	$528,177
				14,609,573
	Diversified Telecommunication Services – 2.1%
1,000,000	AT&T, Inc.	0.90%	03/25/24	1,002,297
2,000,000	AT&T, Inc.	1.70%	03/25/26	2,021,823
500,000	AT&T, Inc.	2.30%	06/01/27	518,107
500,000	AT&T, Inc.	1.65%	02/01/28	497,032
462,000	AT&T, Inc.	4.30%	02/15/30	535,247
500,000	AT&T, Inc.	2.75%	06/01/31	520,608
500,000	AT&T, Inc.	2.25%	02/01/32	491,897
1,392,000	AT&T, Inc. (a)	2.55%	12/01/33	1,382,443
1,000,000	AT&T, Inc.	3.10%	02/01/43	982,838
500,000	AT&T, Inc.	3.30%	02/01/52	488,085
1,186,000	AT&T, Inc. (a)	3.50%	09/15/53	1,194,337
504,000	AT&T, Inc. (a)	3.55%	09/15/55	507,387
1,044,000	AT&T, Inc. (a)	3.65%	09/15/59	1,061,260
500,000	AT&T, Inc.	3.50%	02/01/61	492,812
500,000	Level 3 Financing, Inc. (a)	3.40%	03/01/27	532,575
250,000	Level 3 Financing, Inc. (a)	3.88%	11/15/29	268,070
500,000	Verizon Communications, Inc.	0.75%	03/22/24	502,338
1,500,000	Verizon Communications, Inc.	0.85%	11/20/25	1,484,992
1,000,000	Verizon Communications, Inc.	1.45%	03/20/26	1,010,303
500,000	Verizon Communications, Inc.	2.10%	03/22/28	511,075
1,119,000	Verizon Communications, Inc.	4.02%	12/03/29	1,283,739
500,000	Verizon Communications, Inc.	1.75%	01/20/31	480,090
500,000	Verizon Communications, Inc.	2.55%	03/21/31	512,025
500,000	Verizon Communications, Inc.	2.65%	11/20/40	482,532
500,000	Verizon Communications, Inc.	3.40%	03/22/41	530,061
750,000	Verizon Communications, Inc.	4.86%	08/21/46	972,678
500,000	Verizon Communications, Inc.	2.88%	11/20/50	478,721
1,000,000	Verizon Communications, Inc.	3.55%	03/22/51	1,070,718
				21,816,090
	Electric Utilities – 3.0%
500,000	AEP Texas, Inc.	2.40%	10/01/22	511,406
1,000,000	AEP Texas, Inc.	3.45%	05/15/51	1,036,650
250,000	AEP Transmission Co., LLC	4.00%	12/01/46	295,491
500,000	AEP Transmission Co., LLC	4.25%	09/15/48	615,704
500,000	Alabama Power Co.	3.45%	10/01/49	544,778
1,000,000	Alabama Power Co.	3.13%	07/15/51	1,028,615
750,000	American Electric Power Co., Inc.	2.95%	12/15/22	772,041
1,000,000	American Electric Power Co., Inc.	1.00%	11/01/25	991,308
1,000,000	Appalachian Power Co.	2.70%	04/01/31	1,036,197
1,000,000	Atlantic City Electric Co.	2.30%	03/15/31	1,014,938
1,000,000	Baltimore Gas & Electric Co.	2.25%	06/15/31	1,012,012
250,000	Baltimore Gas & Electric Co.	3.50%	08/15/46	276,816
250,000	Baltimore Gas & Electric Co.	3.20%	09/15/49	262,821
250,000	Baltimore Gas & Electric Co.	2.90%	06/15/50	249,810
500,000	Commonwealth Edison Co.	4.00%	03/01/49	599,592
750,000	Duke Energy Corp.	2.55%	06/15/31	759,038
2,500,000	Duke Energy Corp.	3.30%	06/15/41	2,571,912
2,000,000	Duke Energy Corp.	3.50%	06/15/51	2,079,734
500,000	Duke Energy Florida LLC	3.20%	01/15/27	547,036
1,000,000	Georgia Power Co.	3.25%	03/15/51	1,012,204

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Electric Utilities (Continued)
$500,000	Indiana Michigan Power Co.	3.75%	07/01/47	$562,688
250,000	Indiana Michigan Power Co.	4.25%	08/15/48	304,117
500,000	Indiana Michigan Power Co.	3.25%	05/01/51	525,508
500,000	Mississippi Power Co.	3.10%	07/30/51	505,477
2,500,000	Pacific Gas and Electric Co.	1.37%	03/10/23	2,500,150
1,000,000	Pacific Gas and Electric Co.	3.00%	06/15/28	1,006,892
500,000	PECO Energy Co.	3.90%	03/01/48	600,068
2,000,000	Southern California Edison Co.	0.70%	04/03/23	2,001,218
2,000,000	Southern California Edison Co.	1.10%	04/01/24	2,014,601
500,000	Southern California Edison Co.	2.50%	06/01/31	502,172
500,000	Southern California Edison Co.	3.65%	06/01/51	503,124
500,000	Southwestern Electric Power Co.	2.75%	10/01/26	531,326
450,000	Virginia Electric & Power Co.	2.95%	11/15/26	487,810
475,000	Virginia Electric & Power Co.	4.45%	02/15/44	591,537
250,000	Virginia Electric & Power Co.	4.00%	11/15/46	295,491
250,000	Virginia Electric & Power Co.	3.80%	09/15/47	288,773
500,000	Virginia Electric & Power Co.	4.60%	12/01/48	646,826
				31,085,881
	Equity Real Estate Investment Trusts – 0.4%
500,000	Alexandria Real Estate Equities, Inc.	2.00%	05/18/32	488,283
500,000	Alexandria Real Estate Equities, Inc.	1.88%	02/01/33	474,195
500,000	Crown Castle International Corp.	1.05%	07/15/26	489,027
500,000	Crown Castle International Corp.	2.10%	04/01/31	488,311
500,000	Crown Castle International Corp.	2.90%	04/01/41	487,807
1,000,000	Public Storage	1.85%	05/01/28	1,009,227
1,000,000	Public Storage	2.30%	05/01/31	1,022,150
				4,459,000
	Food & Staples Retailing – 0.1%
250,000	7-Eleven, Inc. (a)	2.50%	02/10/41	233,406
500,000	7-Eleven, Inc. (a)	2.80%	02/10/51	467,722
				701,128
	Food Products – 0.2%
500,000	Conagra Brands, Inc.	4.60%	11/01/25	570,463
250,000	Conagra Brands, Inc.	1.38%	11/01/27	244,259
500,000	Conagra Brands, Inc.	4.85%	11/01/28	596,247
250,000	Conagra Brands, Inc.	5.40%	11/01/48	336,319
				1,747,288
	Gas Utilities – 0.1%
500,000	Southern Co. Gas Capital Corp.	4.40%	05/30/47	590,506
	Health Care Equipment & Supplies – 0.2%
522,000	Becton Dickinson and Co.	3.70%	06/06/27	580,627
500,000	Becton Dickinson and Co.	1.96%	02/11/31	488,835
800,000	Becton Dickinson and Co.	4.67%	06/06/47	1,000,807
				2,070,269
	Health Care Providers & Services – 1.6%
500,000	Anthem, Inc.	2.38%	01/15/25	523,959
500,000	Anthem, Inc.	1.50%	03/15/26	506,137
500,000	Anthem, Inc.	2.55%	03/15/31	516,305
1,000,000	Anthem, Inc.	3.60%	03/15/51	1,101,924
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Health Care Providers & Services (Continued)
$500,000	Centene Corp.	4.25%	12/15/27	$527,500
2,000,000	Centene Corp.	2.45%	07/15/28	2,029,500
1,000,000	Centene Corp.	2.50%	03/01/31	987,500
500,000	Cigna Corp.	4.13%	11/15/25	560,848
1,000,000	Cigna Corp.	3.40%	03/15/51	1,048,232
1,750,000	CVS Health Corp.	2.63%	08/15/24	1,847,955
1,500,000	CVS Health Corp.	1.30%	08/21/27	1,475,229
282,000	CVS Health Corp.	4.30%	03/25/28	324,475
800,000	CVS Health Corp.	1.75%	08/21/30	773,086
500,000	CVS Health Corp.	1.88%	02/28/31	485,988
500,000	CVS Health Corp.	2.70%	08/21/40	486,325
1,250,000	CVS Health Corp.	5.05%	03/25/48	1,627,112
1,000,000	HCA, Inc.	2.38%	07/15/31	993,856
1,000,000	HCA, Inc.	3.50%	07/15/51	1,002,185
500,000	Universal Health Services, Inc. (a)	2.65%	10/15/30	503,390
				17,321,506
	Hotels, Restaurants & Leisure – 0.2%
500,000	Expedia Group, Inc.	2.95%	03/15/31	508,623
500,000	Marriott International (MD), Inc.	5.75%	05/01/25	577,649
500,000	Marriott International (MD), Inc.	2.85%	04/15/31	508,803
500,000	Marriott International (MD), Inc.	3.50%	10/15/32	532,466
				2,127,541
	Independent Power & Renewable Electricity Producers – 0.3%
1,000,000	NextEra Energy Capital Holdings, Inc.	0.65%	03/01/23	1,004,227
500,000	NextEra Energy Capital Holdings, Inc.	3.15%	04/01/24	531,834
500,000	NextEra Energy Capital Holdings, Inc.	3.55%	05/01/27	552,942
500,000	NextEra Energy Capital Holdings, Inc.	3.50%	04/01/29	553,864
				2,642,867
	Industrial Conglomerates – 0.5%
500,000	Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor, Inc.	4.08%	12/15/47	572,720
1,000,000	General Electric Co.	3.45%	05/01/27	1,100,661
500,000	General Electric Co.	3.63%	05/01/30	558,613
1,600,000	General Electric Co.	4.25%	05/01/40	1,868,308
750,000	General Electric Co.	4.35%	05/01/50	909,071
				5,009,373
	Insurance – 0.5%
500,000	Arthur J Gallagher & Co.	2.50%	05/20/31	506,038
1,000,000	Athene Global Funding (a)	1.00%	04/16/24	1,003,430
500,000	Athene Global Funding (a)	1.45%	01/08/26	501,007
1,000,000	Athene Global Funding (a)	2.50%	03/24/28	1,027,153
1,000,000	Athene Global Funding (a)	2.67%	06/07/31	1,015,361
750,000	Brown & Brown, Inc.	2.38%	03/15/31	751,304
				4,804,293
	IT Services – 0.3%
500,000	Fidelity National Information Services, Inc.	3.10%	03/01/41	515,284
500,000	Fiserv, Inc.	2.75%	07/01/24	527,707
1,000,000	Fiserv, Inc.	3.20%	07/01/26	1,083,573
500,000	Fiserv, Inc.	3.50%	07/01/29	551,174
250,000	Fiserv, Inc.	2.65%	06/01/30	259,381

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	IT Services (Continued)
$500,000	Fiserv, Inc.	4.40%	07/01/49	$604,732
				3,541,851
	Life Sciences Tools & Services – 0.1%
500,000	Agilent Technologies, Inc.	2.30%	03/12/31	500,885
500,000	Thermo Fisher Scientific, Inc.	4.50%	03/25/30	596,444
				1,097,329
	Machinery – 0.0%
500,000	Otis Worldwide Corp.	3.11%	02/15/40	518,196
	Media – 1.4%
610,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.91%	07/23/25	691,703
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	2.30%	02/01/32	481,676
1,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.50%	06/01/41	1,002,861
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.80%	03/01/50	575,755
1,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.70%	04/01/51	992,207
2,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.90%	06/01/52	2,043,873
1,500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.85%	04/01/61	1,477,189
1,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.40%	12/01/61	1,077,495
550,000	Comcast Corp.	3.95%	10/15/25	616,832
250,000	Comcast Corp.	3.55%	05/01/28	280,186
350,000	Comcast Corp.	4.15%	10/15/28	406,054
500,000	Comcast Corp.	2.65%	02/01/30	527,092
250,000	Comcast Corp.	1.50%	02/15/31	237,195
500,000	Comcast Corp.	3.25%	11/01/39	533,303
1,000,000	Comcast Corp.	3.75%	04/01/40	1,130,475
250,000	Comcast Corp.	3.40%	07/15/46	267,820
500,000	Comcast Corp.	4.00%	08/15/47	580,837
250,000	Comcast Corp.	4.00%	03/01/48	293,607
400,000	Comcast Corp.	4.70%	10/15/48	519,741
500,000	Comcast Corp.	3.45%	02/01/50	542,393
250,000	Discovery Communications LLC	4.65%	05/15/50	295,146
250,000	ViacomCBS, Inc.	4.75%	05/15/25	283,173
250,000	ViacomCBS, Inc.	4.95%	05/19/50	317,763
				15,174,376
	Multi-Utilities – 1.3%
750,000	CenterPoint Energy, Inc.	2.50%	09/01/24	784,810
1,000,000	CenterPoint Energy, Inc.	1.45%	06/01/26	1,001,787
1,000,000	CenterPoint Energy, Inc.	2.65%	06/01/31	1,020,978
1,000,000	Consolidated Edison Co of New York, Inc.	2.40%	06/15/31	1,019,290
2,500,000	Dominion Energy, Inc.	1.45%	04/15/26	2,521,296
2,500,000	Dominion Energy, Inc.	3.30%	04/15/41	2,636,196
495,000	Dominion Energy, Inc.	4.70%	12/01/44	622,718
1,000,000	DTE Electric Co.	3.25%	04/01/51	1,087,405
500,000	DTE Energy Co.	2.95%	03/01/30	530,056
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Multi-Utilities (Continued)
$667,000	NiSource, Inc.	4.38%	05/15/47	$801,380
1,500,000	Public Service Enterprise Group, Inc.	0.80%	08/15/25	1,485,196
				13,511,112
	Oil, Gas & Consumable Fuels – 1.9%
1,000,000	BP Capital Markets America, Inc.	3.80%	09/21/25	1,109,142
500,000	BP Capital Markets America, Inc.	3.41%	02/11/26	547,584
500,000	BP Capital Markets America, Inc.	3.94%	09/21/28	571,256
500,000	BP Capital Markets America, Inc.	1.75%	08/10/30	489,027
1,000,000	BP Capital Markets America, Inc.	3.06%	06/17/41	1,012,778
750,000	BP Capital Markets America, Inc.	2.77%	11/10/50	698,343
500,000	BP Capital Markets America, Inc.	2.94%	06/04/51	482,028
500,000	Chevron USA, Inc.	0.69%	08/12/25	496,247
250,000	Diamondback Energy, Inc.	4.75%	05/31/25	281,803
500,000	Diamondback Energy, Inc.	3.50%	12/01/29	536,228
1,000,000	Diamondback Energy, Inc.	3.13%	03/24/31	1,038,585
500,000	Energy Transfer LP	4.00%	10/01/27	550,775
500,000	Energy Transfer LP	5.40%	10/01/47	594,141
1,000,000	Energy Transfer Operating L.P.	4.50%	04/15/24	1,089,335
250,000	Energy Transfer Operating L.P.	4.20%	04/15/27	276,623
750,000	Energy Transfer Operating L.P.	5.25%	04/15/29	887,349
250,000	Energy Transfer Operating L.P.	5.30%	04/15/47	293,112
250,000	Energy Transfer Operating L.P.	6.00%	06/15/48	316,732
1,000,000	Energy Transfer Operating L.P.	6.25%	04/15/49	1,315,309
250,000	ONEOK, Inc.	4.35%	03/15/29	282,678
250,000	ONEOK, Inc.	3.40%	09/01/29	266,703
250,000	ONEOK, Inc.	4.45%	09/01/49	277,113
500,000	Pioneer Natural Resources Co.	1.13%	01/15/26	495,362
500,000	Pioneer Natural Resources Co.	1.90%	08/15/30	482,400
500,000	Pioneer Natural Resources Co.	2.15%	01/15/31	490,935
250,000	Plains All American Pipeline L.P./PAA Finance Corp.	3.80%	09/15/30	268,015
1,000,000	Plains All American Pipeline L.P./PAA Finance Corp.	4.90%	02/15/45	1,089,878
500,000	Sabine Pass Liquefaction LLC	5.00%	03/15/27	578,243
250,000	Sabine Pass Liquefaction LLC	4.20%	03/15/28	282,707
250,000	Williams (The) Cos., Inc.	3.50%	11/15/30	273,533
500,000	Williams (The) Cos., Inc.	2.60%	03/15/31	507,444
625,000	Williams (The) Cos., Inc.	4.90%	01/15/45	757,501
270,000	Williams (The) Cos., Inc.	5.10%	09/15/45	337,460
1,000,000	Williams (The) Cos., Inc.	4.85%	03/01/48	1,219,124
				20,195,493
	Pharmaceuticals – 0.9%
2,220,000	Astrazeneca Finance LLC	0.70%	05/28/24	2,219,306
1,000,000	Astrazeneca Finance LLC	1.20%	05/28/26	998,068
500,000	Astrazeneca Finance LLC	1.75%	05/28/28	500,971
1,000,000	Astrazeneca Finance LLC	2.25%	05/28/31	1,019,267
1,500,000	Viatris, Inc. (a)	1.65%	06/22/25	1,521,433
750,000	Viatris, Inc. (a)	2.70%	06/22/30	759,785
1,000,000	Viatris, Inc. (a)	3.85%	06/22/40	1,065,874
1,000,000	Viatris, Inc. (a)	4.00%	06/22/50	1,062,383
				9,147,087
	Road & Rail – 0.4%
615,000	Norfolk Southern Corp.	2.30%	05/15/31	623,196
750,000	Norfolk Southern Corp.	4.15%	02/28/48	884,864

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Road & Rail (Continued)
$500,000	Norfolk Southern Corp.	4.10%	05/15/49	$589,696
500,000	Penske Truck Leasing Co. L.P./PTL Finance Corp. (a)	1.70%	06/15/26	503,340
1,000,000	Union Pacific Corp.	2.15%	02/05/27	1,040,267
1,000,000	Union Pacific Corp.	3.20%	05/20/41	1,063,406
				4,704,769
	Semiconductors & Semiconductor Equipment – 0.9%
500,000	Broadcom, Inc. (a)	1.95%	02/15/28	500,924
500,000	Broadcom, Inc.	5.00%	04/15/30	591,604
250,000	Broadcom, Inc.	4.15%	11/15/30	280,922
500,000	Broadcom, Inc. (a)	2.45%	02/15/31	492,521
250,000	Broadcom, Inc.	4.30%	11/15/32	285,338
250,000	Broadcom, Inc. (a)	2.60%	02/15/33	245,039
383,000	Broadcom, Inc. (a)	3.42%	04/15/33	403,113
500,000	Broadcom, Inc. (a)	3.47%	04/15/34	526,835
500,000	Broadcom, Inc. (a)	3.50%	02/15/41	513,751
500,000	Broadcom, Inc. (a)	3.75%	02/15/51	523,188
503,000	Dell International LLC/EMC Corp.	5.85%	07/15/25	590,911
500,000	Dell International LLC/EMC Corp.	4.90%	10/01/26	577,854
250,000	Dell International LLC/EMC Corp.	6.10%	07/15/27	306,774
500,000	Dell International LLC/EMC Corp.	8.35%	07/15/46	819,194
500,000	Marvell Technology, Inc. (a)	1.65%	04/15/26	500,307
1,000,000	Marvell Technology, Inc. (a)	2.45%	04/15/28	1,021,106
500,000	Marvell Technology, Inc. (a)	2.95%	04/15/31	519,261
500,000	Microchip Technology, Inc. (a)	0.97%	02/15/24	499,839
500,000	Micron Technology, Inc.	4.64%	02/06/24	548,490
				9,746,971
	Software – 1.1%
500,000	Citrix Systems, Inc.	1.25%	03/01/26	494,326
1,000,000	Fortinet, Inc.	1.00%	03/15/26	991,766
1,000,000	Fortinet, Inc.	2.20%	03/15/31	999,825
500,000	Oracle Corp.	1.65%	03/25/26	507,440
350,000	Oracle Corp.	2.65%	07/15/26	369,765
500,000	Oracle Corp.	2.30%	03/25/28	513,952
500,000	Oracle Corp.	2.88%	03/25/31	521,300
900,000	Oracle Corp.	5.38%	07/15/40	1,170,061
1,000,000	Oracle Corp.	3.65%	03/25/41	1,062,856
350,000	Oracle Corp.	4.00%	07/15/46	381,320
500,000	Oracle Corp.	3.60%	04/01/50	515,396
500,000	Oracle Corp.	3.95%	03/25/51	547,960
500,000	Oracle Corp.	4.10%	03/25/61	555,783
500,000	salesforce.com, Inc.	1.50%	07/15/28	501,136
250,000	salesforce.com, Inc.	1.95%	07/15/31	250,889
1,000,000	salesforce.com, Inc.	2.70%	07/15/41	1,011,139
250,000	salesforce.com, Inc.	2.90%	07/15/51	253,292
250,000	salesforce.com, Inc.	3.05%	07/15/61	255,435
250,000	VMware, Inc.	4.50%	05/15/25	279,292
250,000	VMware, Inc.	4.65%	05/15/27	287,360
				11,470,293
	Specialty Retail – 0.0%
500,000	Advance Auto Parts, Inc.	1.75%	10/01/27	495,891
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Tobacco – 0.4%
$250,000	Altria Group, Inc.	2.45%	02/04/32	$242,171
500,000	Altria Group, Inc.	3.40%	02/04/41	478,109
500,000	Altria Group, Inc.	3.70%	02/04/51	476,264
1,500,000	BAT Capital Corp.	2.79%	09/06/24	1,576,627
250,000	BAT Capital Corp.	3.22%	09/06/26	265,596
250,000	BAT Capital Corp.	4.70%	04/02/27	282,827
250,000	BAT Capital Corp.	4.91%	04/02/30	287,771
250,000	BAT Capital Corp.	4.39%	08/15/37	270,166
250,000	BAT Capital Corp.	4.76%	09/06/49	271,683
250,000	BAT Capital Corp.	5.28%	04/02/50	291,060
				4,442,274
	Water Utilities – 0.2%
1,000,000	American Water Capital Corp.	2.30%	06/01/31	1,018,669
500,000	American Water Capital Corp.	3.45%	05/01/50	542,648
1,000,000	American Water Capital Corp.	3.25%	06/01/51	1,052,398
				2,613,715
	Wireless Telecommunication Services – 0.6%
500,000	T-Mobile USA, Inc.	3.50%	04/15/25	543,280
250,000	T-Mobile USA, Inc.	1.50%	02/15/26	252,626
500,000	T-Mobile USA, Inc.	3.75%	04/15/27	553,693
750,000	T-Mobile USA, Inc.	2.05%	02/15/28	762,761
750,000	T-Mobile USA, Inc.	2.55%	02/15/31	759,877
500,000	T-Mobile USA, Inc.	2.25%	11/15/31	495,103
1,500,000	T-Mobile USA, Inc.	3.00%	02/15/41	1,485,255
1,000,000	T-Mobile USA, Inc.	3.30%	02/15/51	999,600
500,000	T-Mobile USA, Inc.	3.60%	11/15/60	509,675
				6,361,870
	Total Corporate Bonds and Notes			382,416,800
	(Cost $364,302,240)
FOREIGN CORPORATE BONDS AND NOTES – 3.7%
	Aerospace & Defense – 0.1%
500,000	BAE Systems PLC (a)	3.40%	04/15/30	544,517
	Automobiles – 0.2%
500,000	Nissan Motor Co. Ltd. (a)	3.52%	09/17/25	534,463
500,000	Nissan Motor Co. Ltd. (a)	4.35%	09/17/27	550,339
500,000	Nissan Motor Co. Ltd. (a)	4.81%	09/17/30	565,580
				1,650,382
	Banks – 1.6%
1,500,000	Barclays PLC (b)	1.01%	12/10/24	1,506,484
500,000	Barclays PLC (b)	3.81%	03/10/42	529,033
500,000	BNP Paribas S.A. (a) (b)	3.05%	01/13/31	528,358
1,000,000	BNP Paribas S.A. (a) (b)	2.87%	04/19/32	1,028,189
1,000,000	Deutsche Bank AG/New York NY	0.90%	05/28/24	996,400
250,000	Deutsche Bank AG/New York NY (b)	2.22%	09/18/24	256,816
1,000,000	Deutsche Bank AG/New York NY	1.69%	03/19/26	1,010,092
500,000	Deutsche Bank AG/New York NY (b)	2.13%	11/24/26	507,909
1,000,000	Deutsche Bank AG/New York NY (b)	3.04%	05/28/32	1,020,192
1,000,000	Lloyds Banking Group PLC (b)	1.63%	05/11/27	1,001,647
1,000,000	Natwest Group PLC (b)	1.64%	06/14/27	1,001,720
600,000	NatWest Markets PLC (a)	0.80%	08/12/24	597,440

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Banks (Continued)
$1,000,000	Santander UK Group Holdings PLC (b)	1.67%	06/14/27	$1,000,107
500,000	Societe Generale S.A. (a)	2.63%	01/22/25	522,137
600,000	Societe Generale S.A. (a) (b)	1.49%	12/14/26	594,995
700,000	Societe Generale S.A. (a) (b)	1.79%	06/09/27	699,436
750,000	Societe Generale S.A. (a) (b)	2.89%	06/09/32	759,877
500,000	Societe Generale S.A. (a)	3.63%	03/01/41	508,849
500,000	Sumitomo Mitsui Financial Group, Inc.	2.14%	09/23/30	489,189
1,000,000	UBS (London) AG (a)	0.38%	06/01/23	999,136
500,000	UBS Group AG (a) (b)	1.36%	01/30/27	497,085
1,000,000	UBS Group AG (a) (b)	2.10%	02/11/32	981,701
				17,036,792
	Capital Markets – 0.3%
500,000	Credit Suisse Group (New York, NY) AG	0.50%	02/02/24	498,222
500,000	Credit Suisse Group AG (a)	3.57%	01/09/23	507,963
500,000	Credit Suisse Group AG (a) (b)	2.19%	06/05/26	512,335
500,000	Credit Suisse Group AG (a) (b)	1.31%	02/02/27	490,225
500,000	Credit Suisse Group AG (a) (b)	3.87%	01/12/29	551,514
1,000,000	Credit Suisse Group AG (a) (b)	3.09%	05/14/32	1,029,924
				3,590,183
	Chemicals – 0.1%
250,000	Nutrien Ltd.	2.95%	05/13/30	264,304
250,000	Nutrien Ltd.	3.95%	05/13/50	288,624
				552,928
	Diversified Financial Services – 0.2%
1,000,000	GE Capital International Funding Co. Unlimited Co.	4.42%	11/15/35	1,202,029
500,000	Shell International Finance, B.V.	2.00%	11/07/24	520,132
250,000	Shell International Finance, B.V.	4.00%	05/10/46	293,638
250,000	Shell International Finance, B.V.	3.75%	09/12/46	284,338
				2,300,137
	Metals & Mining – 0.1%
250,000	Anglo American Capital PLC (a)	4.00%	09/11/27	277,626
250,000	Anglo American Capital PLC (a)	2.25%	03/17/28	253,299
250,000	Anglo American Capital PLC (a)	2.88%	03/17/31	256,249
330,000	BHP Billiton Finance USA, Ltd.	5.00%	09/30/43	450,298
250,000	Teck Resources Ltd.	3.90%	07/15/30	270,012
				1,507,484
	Oil, Gas & Consumable Fuels – 0.5%
500,000	Canadian Natural Resources, Ltd.	2.05%	07/15/25	514,318
500,000	Canadian Natural Resources, Ltd.	3.85%	06/01/27	551,209
500,000	Canadian Natural Resources, Ltd.	2.95%	07/15/30	519,403
500,000	Canadian Natural Resources, Ltd.	6.25%	03/15/38	670,600
1,000,000	Enbridge, Inc.	2.50%	08/01/33	1,004,040
1,000,000	Enbridge, Inc.	3.40%	08/01/51	1,007,569
500,000	Suncor Energy, Inc.	3.10%	05/15/25	534,865
				4,802,004
	Pharmaceuticals – 0.3%
500,000	AstraZeneca PLC	0.70%	04/08/26	487,343
1,000,000	AstraZeneca PLC	3.00%	05/28/51	1,036,924
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Pharmaceuticals (Continued)
$1,370,000	Takeda Pharmaceutical Co. Ltd.	4.40%	11/26/23	$1,487,479
				3,011,746
	Semiconductors & Semiconductor Equipment – 0.1%
500,000	NXP BV/NXP Funding LLC/NXP USA, Inc. (a)	2.50%	05/11/31	507,527
1,000,000	NXP BV/NXP Funding LLC/NXP USA, Inc. (a)	3.25%	05/11/41	1,029,969
				1,537,496
	Tobacco – 0.0%
500,000	BAT International Finance PLC	1.67%	03/25/26	500,323
	Wireless Telecommunication Services – 0.2%
250,000	Vodafone Group PLC	4.38%	05/30/28	291,291
500,000	Vodafone Group PLC	4.88%	06/19/49	632,247
500,000	Vodafone Group PLC	4.25%	09/17/50	585,529
500,000	Vodafone Group PLC	5.13%	06/19/59	655,553
				2,164,620
	Total Foreign Corporate Bonds and Notes			39,198,612
	(Cost $37,733,880)
U.S. GOVERNMENT BONDS AND NOTES – 1.5%
2,000,000	U. S. Treasury Note (c)	0.13%	09/30/22	1,999,883
3,265,000	U. S. Treasury Note	0.88%	06/30/26	3,265,127
1,000,000	U. S. Treasury Note	1.25%	06/30/28	1,002,578
2,675,000	U. S. Treasury Note	1.63%	05/15/31	2,719,514
6,180,000	U. S. Treasury Note	2.25%	05/15/41	6,438,787
	Total U.S. Government Bonds and Notes			15,425,889
	(Cost $15,243,132)
U.S. TREASURY BILLS – 1.2%
12,750,000	U. S. Treasury Bill	0.24%	07/27/21	12,749,678
	(Cost $12,749,770)
	Total Investments – 99.3%			1,042,974,618
	(Cost $904,084,700) (d)

Net Other Assets and Liabilities – 0.7%	7,662,053
Net Assets – 100.0%	$1,050,636,671

Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury 10-Year Notes	Short	4	Sep 2021	$ (530,000)	$(1,000)
U.S. Treasury 2-Year Notes	Short	20	Sep 2021	(4,406,406)	7,031
U.S. Treasury 5-Year Notes	Short	114	Sep 2021	(14,070,985)	32,062
U.S. Treasury Ultra 10-Year Notes	Short	66	Sep 2021	(9,715,407)	(157,250)
U.S. Treasury Ultra Bonds	Short	9	Sep 2021	(1,734,187)	(59,648)
Total Futures Contracts				$(30,456,985)	$(178,805)

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At June 30, 2021, securities noted as such amounted to $43,535,385 or 4.1% of net assets.
(b)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at June 30, 2021. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(c)	All or a portion of this security is segregated as collateral for open futures contracts.
(d)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $144,224,079 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,512,966. The net unrealized appreciation was $138,711,113. The unrealized amounts presented are inclusive of derivative contracts.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 6/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 593,183,639	$ 593,183,639	$ —	$ —
Corporate Bonds and Notes*	382,416,800	—	382,416,800	—
Foreign Corporate Bonds and Notes*	39,198,612	—	39,198,612	—
U.S. Government Bonds and Notes	15,425,889	—	15,425,889	—
U.S. Treasury Bills	12,749,678	—	12,749,678	—
Total Investments	1,042,974,618	593,183,639	449,790,979	—
Futures Contracts**	39,093	39,093	—	—
Total	$ 1,043,013,711	$ 593,222,732	$ 449,790,979	$—
LIABILITIES TABLE
	Total Value at 6/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts**	$ (217,898)	$ (217,898)	$ —	$ —
Total	$ (217,898)	$ (217,898)	$—	$—

*	See Portfolio of Investments for industry breakout.
**	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Futures Contracts table. The current day’s variation margin is presented on the Statements of Assets and Liabilities.
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments
June 30, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS – 27.3%
	Aerospace & Defense – 0.2%
210	Northrop Grumman Corp.	$76,320
	Air Freight & Logistics – 0.4%
716	United Parcel Service, Inc., Class B	148,906
	Banks – 1.3%
1,733	JPMorgan Chase & Co.	269,551
1,301	M&T Bank Corp.	189,048
		458,599
	Beverages – 0.3%
765	PepsiCo, Inc.	113,350
	Biotechnology – 0.2%
684	AbbVie, Inc.	77,046
	Building Products – 0.3%
577	Trane Technologies PLC	106,249
	Capital Markets – 0.7%
138	BlackRock, Inc.	120,746
1,030	Intercontinental Exchange, Inc.	122,261
		243,007
	Communications Equipment – 0.4%
683	Motorola Solutions, Inc.	148,108
	Construction & Engineering – 0.2%
744	Quanta Services, Inc.	67,384
	Containers & Packaging – 0.2%
616	Packaging Corp. of America	83,419
	Diversified Telecommunication Services – 0.3%
1,850	Verizon Communications, Inc.	103,655
	Electric Utilities – 3.1%
2,418	Alliant Energy Corp.	134,828
1,428	American Electric Power Co., Inc.	120,794
136	Duke Energy Corp.	13,426
212	Eversource Energy	17,011
1,197	Exelon Corp.	53,039
1,207	Fortis, Inc. (CAD)	53,427
1,471	IDACORP, Inc.	143,422
3,288	NextEra Energy, Inc.	240,945
2,852	OGE Energy Corp.	95,970
2,392	Southern (The) Co.	144,740
1,299	Xcel Energy, Inc.	85,578
		1,103,180
	Electrical Equipment – 0.3%
800	Eaton Corp PLC	118,544
	Electronic Equipment, Instruments & Components – 0.4%
1,060	TE Connectivity, Ltd.	143,323
	Food & Staples Retailing – 0.5%
759	Sysco Corp.	59,012
931	Walmart, Inc.	131,290
		190,302

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Gas Utilities – 1.9%
9,430	AltaGas Ltd. (CAD)	$197,942
1,444	Atmos Energy Corp.	138,783
113	Chesapeake Utilities Corp.	13,597
1,971	New Jersey Resources Corp.	77,992
1,919	ONE Gas, Inc.	142,236
2,554	UGI Corp.	118,276
		688,826
	Health Care Equipment & Supplies – 1.2%
1,376	Abbott Laboratories	159,520
971	Medtronic PLC	120,530
673	STERIS PLC	138,840
		418,890
	Health Care Providers & Services – 1.0%
2,155	CVS Health Corp.	179,813
419	UnitedHealth Group, Inc.	167,785
		347,598
	Household Durables – 0.5%
1,929	DR Horton, Inc.	174,324
	Industrial Conglomerates – 0.3%
471	Honeywell International, Inc.	103,314
	IT Services – 1.2%
525	Accenture PLC, Class A	154,765
867	Fidelity National Information Services, Inc.	122,828
7,234	Switch, Inc., Class A	152,709
		430,302
	Leisure Products – 0.4%
937	Polaris, Inc.	128,331
	Machinery – 0.3%
397	Parker-Hannifin Corp.	121,923
	Media – 0.5%
3,142	Comcast Corp., Class A	179,157
	Metals & Mining – 0.4%
2,318	Newmont Corp.	146,915
	Multiline Retail – 0.7%
973	Target Corp.	235,213
	Multi-Utilities – 2.6%
789	ATCO Ltd., Class I (CAD)	27,980
392	Black Hills Corp.	25,727
4,625	CenterPoint Energy, Inc.	113,405
1,283	CMS Energy Corp.	75,800
1,034	Dominion Energy, Inc.	76,071
98	DTE Energy Co.	12,701
5,975	Public Service Enterprise Group, Inc.	356,947
1,642	Sempra Energy	217,532
280	WEC Energy Group, Inc.	24,906
		931,069
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels – 4.0%
1,455	Cheniere Energy, Inc. (a)	$126,207
2,140	ConocoPhillips	130,326
4,317	Enbridge, Inc.	172,853
1,148	EOG Resources, Inc.	95,789
1,605	Equitrans Midstream Corp.	13,658
2,520	Keyera Corp. (CAD)	67,716
3,146	Kinder Morgan, Inc.	57,352
2,068	ONEOK, Inc.	115,063
1,489	Phillips 66	127,786
6,869	TC Energy Corp.	340,153
7,738	Williams (The) Cos., Inc.	205,444
		1,452,347
	Pharmaceuticals – 0.6%
1,843	Bristol-Myers Squibb Co.	123,149
610	Johnson & Johnson	100,492
		223,641
	Road & Rail – 0.3%
547	Union Pacific Corp.	120,302
	Semiconductors & Semiconductor Equipment – 0.8%
350	Broadcom, Inc.	166,894
407	KLA Corp.	131,953
		298,847
	Software – 0.9%
616	Microsoft Corp.	166,874
1,882	Oracle Corp.	146,495
		313,369
	Technology Hardware, Storage & Peripherals – 0.5%
1,234	Apple, Inc.	169,009
	Textiles, Apparel & Luxury Goods – 0.4%
861	NIKE, Inc., Class B	133,016
	Total Common Stocks	9,797,785
	(Cost $7,649,662)
REAL ESTATE INVESTMENT TRUSTS – 12.4%
	Diversified REITs – 0.5%
5,170	STORE Capital Corp.	178,417
	Health Care REITs – 1.5%
8,635	Medical Properties Trust, Inc.	173,563
4,735	Omega Healthcare Investors, Inc.	171,833
9,572	Physicians Realty Trust	176,795
		522,191
	Hotel & Resort REITs – 0.5%
4,807	MGM Growth Properties LLC	176,032
	Industrial REITs – 1.9%
4,557	Americold Realty Trust	172,483
3,740	Duke Realty Corp.	177,089
1,479	Prologis, Inc.	176,785

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Industrial REITs (Continued)
4,666	STAG Industrial, Inc.	$174,648
		701,005
	Office REITs – 1.0%
971	Alexandria Real Estate Equities, Inc.	176,664
3,702	Highwoods Properties, Inc.	167,219
		343,883
	Residential REITs – 1.5%
1,427	Camden Property Trust	189,320
4,902	Invitation Homes, Inc.	182,796
1,086	Mid-America Apartment Communities, Inc.	182,904
		555,020
	Retail REITs – 1.5%
3,750	National Retail Properties, Inc.	175,800
2,644	Realty Income Corp.	176,461
1,378	Simon Property Group, Inc.	179,801
		532,062
	Specialized REITs – 4.0%
671	American Tower Corp.	181,264
2,479	CyrusOne, Inc.	177,298
1,113	Digital Realty Trust, Inc.	167,462
235	Equinix, Inc.	188,611
1,183	Extra Space Storage, Inc.	193,799
3,756	Gaming and Leisure Properties, Inc.	174,015
1,825	Life Storage, Inc.	195,914
5,553	VICI Properties, Inc.	172,254
		1,450,617
	Total Real Estate Investment Trusts	4,459,227
	(Cost $3,518,912)
MASTER LIMITED PARTNERSHIPS – 6.0%
	Chemicals – 0.4%
5,451	Westlake Chemical Partners, L.P.	146,741
	Gas Utilities – 0.0%
884	Suburban Propane Partners, L.P.	13,561
	Independent Power & Renewable Electricity Producers – 0.9%
4,181	NextEra Energy Partners, L.P.	319,261
	Oil, Gas & Consumable Fuels – 4.7%
4,720	Cheniere Energy Partners, L.P.	209,049
6,820	Energy Transfer, L.P.	72,497
20,218	Enterprise Products Partners, L.P.	487,860
3,504	Hess Midstream, L.P., Class A	88,476
4,111	Holly Energy Partners, L.P.	93,032
8,456	Magellan Midstream Partners, L.P.	413,583
17,267	Plains All American Pipeline, L.P.	196,153
5,889	Shell Midstream Partners, L.P.	86,980
1,820	Teekay LNG Partners, L.P.	27,464
		1,675,094
	Total Master Limited Partnerships	2,154,657
	(Cost $1,566,569)

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES – 6.9%
$126,581	U.S. Treasury Inflation Indexed Bond (b)	0.13%	07/15/22	$131,195
107,598	U.S. Treasury Inflation Indexed Bond (b)	0.13%	01/15/23	112,432
74,184	U.S. Treasury Inflation Indexed Bond (b)	0.63%	04/15/23	78,485
70,000	U.S. Treasury Inflation Indexed Bond (b)	0.38%	07/15/23	74,494
70,961	U.S. Treasury Inflation Indexed Bond (b)	0.63%	01/15/24	76,440
51,884	U.S. Treasury Inflation Indexed Bond (b)	0.50%	04/15/24	55,938
71,080	U.S. Treasury Inflation Indexed Bond (b)	0.13%	07/15/24	76,454
57,248	U.S. Treasury Inflation Indexed Bond (b)	0.13%	10/15/24	61,715
124,025	U.S. Treasury Inflation Indexed Bond (b)	0.25%	01/15/25	134,282
52,728	U.S. Treasury Inflation Indexed Bond (b)	0.13%	04/15/25	56,933
70,946	U.S. Treasury Inflation Indexed Bond (b)	0.38%	07/15/25	77,932
50,432	U.S. Treasury Inflation Indexed Bond (b)	0.13%	10/15/25	54,909
92,161	U.S. Treasury Inflation Indexed Bond (b)	0.63%	01/15/26	102,400
12,782	U.S. Treasury Inflation Indexed Bond (b)	2.00%	01/15/26	15,046
27,495	U.S. Treasury Inflation Indexed Bond (b)	0.13%	04/15/26	29,928
62,390	U.S. Treasury Inflation Indexed Bond (b)	0.13%	07/15/26	68,357
85,127	U.S. Treasury Inflation Indexed Bond (b)	0.38%	01/15/27	94,287
70,962	U.S. Treasury Inflation Indexed Bond (b)	0.38%	07/15/27	79,202
74,704	U.S. Treasury Inflation Indexed Bond (b)	0.50%	01/15/28	83,837
15,297	U.S. Treasury Inflation Indexed Bond (b)	1.75%	01/15/28	18,505
102,133	U.S. Treasury Inflation Indexed Bond (b)	0.75%	07/15/28	117,319
65,573	U.S. Treasury Inflation Indexed Bond (b)	0.88%	01/15/29	75,962
12,438	U.S. Treasury Inflation Indexed Bond (b)	2.50%	01/15/29	16,039
19,494	U.S. Treasury Inflation Indexed Bond (b)	3.88%	04/15/29	27,442
95,006	U.S. Treasury Inflation Indexed Bond (b)	0.25%	07/15/29	105,824
50,861	U.S. Treasury Inflation Indexed Bond (b)	0.13%	01/15/30	55,904
58,329	U.S. Treasury Inflation Indexed Bond (b)	0.13%	07/15/30	64,449
55,398	U.S. Treasury Inflation Indexed Bond (b)	0.13%	01/15/31	61,063
27,182	U.S. Treasury Inflation Indexed Bond (b)	2.13%	02/15/40	40,631
41,218	U.S. Treasury Inflation Indexed Bond (b)	2.13%	02/15/41	62,284
37,583	U.S. Treasury Inflation Indexed Bond (b)	0.75%	02/15/42	45,915
37,867	U.S. Treasury Inflation Indexed Bond (b)	0.63%	02/15/43	45,386
37,584	U.S. Treasury Inflation Indexed Bond (b)	1.38%	02/15/44	52,040
36,631	U.S. Treasury Inflation Indexed Bond (b)	0.75%	02/15/45	45,338
31,558	U.S. Treasury Inflation Indexed Bond (b)	1.00%	02/15/46	41,394
28,764	U.S. Treasury Inflation Indexed Bond (b)	0.88%	02/15/47	37,139
28,157	U.S. Treasury Inflation Indexed Bond (b)	1.00%	02/15/48	37,692
21,225	U.S. Treasury Inflation Indexed Bond (b)	1.00%	02/15/49	28,690
21,814	U.S. Treasury Inflation Indexed Bond (b)	0.25%	02/15/50	24,800
12,309	U.S. Treasury Inflation Indexed Bond (b)	0.13%	02/15/51	13,545
	Total U.S. Government Bonds and Notes			2,481,627
	(Cost $2,320,503)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 2.0%
	Collateralized Mortgage Obligations – 1.3%
	Fannie Mae REMIC Trust
8,673	Series 2007-W8, Class 1A5 (c)	6.47%	09/01/37	10,323
	Fannie Mae REMICS
9	Series 1992-24, Class Z	6.50%	04/01/22	9
0	Series 1992-44, Class ZQ	8.00%	07/01/22	0
235	Series 1993-1, Class KA	7.90%	01/01/23	244
92	Series 1993-119, Class H	6.50%	07/01/23	97
780	Series 1993-178, Class PK	6.50%	09/01/23	821
286	Series 1993-62, Class E	7.00%	04/01/23	299
536	Series 1995-24, Class G	6.50%	04/01/23	554
910	Series 1999-56, Class Z	7.00%	12/01/29	1,026

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Fannie Mae REMICS (Continued)
$830	Series 2002-67, Class PE	5.50%	11/01/32	$959
19,990	Series 2002-9, Class MS, IO, 1 Mo. LIBOR x -1 + 8.10% (d)	8.01%	03/25/32	4,264
3,225	Series 2002-90, Class A1	6.50%	06/01/42	3,774
1,613	Series 2003-14, Class AQ	3.50%	03/01/33	1,674
2,298	Series 2003-41, Class OA	4.00%	05/01/33	2,418
26,460	Series 2004-10, Class ZB	6.00%	02/01/34	30,613
9,636	Series 2005-79, Class NF, 1 Mo. LIBOR + 0.41% (e)	0.50%	09/25/35	9,726
15,268	Series 2007-10, Class Z	6.00%	02/01/37	17,945
36,307	Series 2009-86, Class IP, IO	5.50%	10/01/39	6,255
1,152	Series 2012-35, Class PL	2.00%	11/01/41	1,185
306	Series 2013-14, Class QE	1.75%	03/01/43	311
21,396	Series 2013-31, Class NT	3.00%	04/01/43	21,566
	Fannie Mae Trust
2,832	Series 2004-W8, Class 3A	7.50%	06/01/44	3,378
	FHLMC-GNMA
44	Series 1993-5, Class HA	7.50%	02/01/23	45
240	Series 1994-27, Class D	7.00%	03/01/24	254
	Freddie Mac REMICS
61	Series 1992-1250, Class J	7.00%	05/01/22	63
2,359	Series 1992-1401, Class Q, 1 Mo. LIBOR + 0.60% (e)	0.67%	10/15/22	2,355
5,503	Series 1993-1487, Class P, IO, 1 Mo. LIBOR x -1 + 9.50% (d)	9.43%	03/15/23	319
1,277	Series 1994-1673, Class FB, 10 Yr. Constant Maturity Treasury Rate - 0.50% (e)	1.14%	02/01/24	1,267
29	Series 1996-1847, Class LL	7.50%	04/01/26	33
5,964	Series 1998-2033, Class IA, IO	7.00%	02/01/28	592
1,791	Series 1999-2130, Class KB	6.38%	03/01/29	2,029
27,120	Series 1999-2174, Class PN	6.00%	07/01/29	30,464
6,154	Series 2001-2277, Class B	7.50%	01/01/31	7,520
26,725	Series 2003-2647, Class LS, 1 Mo. LIBOR x -2.5 + 14.00% (d)	13.77%	07/01/33	37,253
29,000	Series 2003-2676, Class LL	5.50%	09/01/33	32,533
17,801	Series 2004-2768, Class PW	4.25%	03/01/34	19,353
4,000	Series 2004-2778, Class MM	5.25%	04/01/34	4,455
21,358	Series 2006-3114, Class GI, IO, 1 Mo. LIBOR x -1 + 6.60% (d)	6.53%	02/15/36	3,287
22,796	Series 2006-3199, Class DS, IO, 1 Mo. LIBOR x -1 + 7.15% (d)	7.08%	08/15/36	4,865
11,251	Series 2006-3237, Class CB	5.50%	07/01/36	11,518
7,605	Series 2010-3775, Class KZ	4.00%	08/01/25	8,174
405	Series 2012-3994, Class AE	1.63%	02/01/22	406
22,681	Series 2013-4178, Class ZN	3.50%	03/01/43	27,838
	Freddie Mac Strips
3,423	Series 1994-169, Class IO, IO	8.50%	03/01/23	136
	Government National Mortgage Association
20,766	Series 2002-92, Class PB	5.50%	12/01/32	21,912
4,917	Series 2006-16, Class OP, PO	(f)	03/20/36	4,605
47,151	Series 2007-35, Class NE	6.00%	06/01/37	54,170
1,949	Series 2009-29, Class TA	4.50%	03/01/39	2,002
49,000	Series 2009-61, Class QE	5.50%	08/01/39	58,731
5,716	Series 2011-136, Class GB	2.50%	05/01/40	5,827
12,850	Series 2013-20, Class KI, IO	5.00%	01/01/43	1,457
				460,904
	Pass-through Security – 0.7%
	Federal Home Loan Mortgage Corporation
9,621	Pool A47829	4.00%	08/01/35	10,500
4,701	Pool C01252	6.50%	11/01/31	5,458
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-through Security (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$29,745	Pool G01731	6.50%	12/01/29	$33,384
16,749	Pool G06358	4.00%	04/01/41	18,355
1,410	Pool O20138	5.00%	11/01/30	1,545
10,219	Pool U90316	4.00%	10/01/42	11,189
	Federal National Mortgage Association
9,887	Pool 890383	4.00%	01/01/42	10,876
13,172	Pool AA9393	4.50%	07/01/39	14,711
2,543	Pool AD0659	6.00%	02/01/23	2,585
1,454	Pool AE0050	5.50%	12/01/22	1,477
14,143	Pool AL0791	4.00%	02/01/41	15,526
22,475	Pool AU4289	4.00%	09/01/43	24,581
3,359	Pool MA0561	4.00%	11/01/40	3,673
16,485	Pool MA1028	4.00%	04/01/42	18,030
	Government National Mortgage Association
6,109	Pool 3428	5.00%	08/01/33	6,874
13,177	Pool 3500	5.50%	01/01/34	15,436
4,663	Pool 3711	5.50%	05/01/35	5,476
14,401	Pool 667422	5.00%	10/01/39	16,631
6,250	Pool 706201	5.50%	04/01/39	6,978
9,605	Pool 736558	5.00%	02/01/40	10,859
14,056	Pool 759248	4.00%	02/01/41	15,332
8,799	Pool MA3525	5.50%	03/01/46	10,344
				259,820
	Total U.S. Government Agency Mortgage-Backed Securities			720,724
	(Cost $689,145)
MORTGAGE-BACKED SECURITIES – 0.0%
	Collateralized Mortgage Obligations – 0.0%
	Credit Suisse First Boston Mortgage Securities Corp.
299	Series 2004-6, Class 2A1	4.75%	09/25/19	0
	MASTR Alternative Loan Trust
617	Series 2004-10, Class 2A1	5.50%	10/01/19	616
29	Series 2005-1, Class 5A1	5.50%	01/01/20	28
	MASTR Asset Securitization Trust
4,289	Series 2004-1, Class 5A4	5.50%	02/01/34	4,539
	Structured Asset Mortgage Investments Trust
4,498	Series 1999-1, Class 2A (g)	5.18%	06/01/29	4,531
	Total Mortgage-Backed Securities			9,714
	(Cost $9,740)

Shares	Description	Value
EXCHANGE-TRADED FUNDS – 43.1%
33,810	First Trust Institutional Preferred Securities and Income ETF (h)	698,853
500	First Trust Long Duration Opportunities ETF (h)	13,918
34,000	First Trust Low Duration Opportunities ETF (h)	1,730,600
100,860	First Trust Preferred Securities and Income ETF (h)	2,077,716
106,201	First Trust Senior Loan ETF (h)	5,098,710
62,980	First Trust Tactical High Yield ETF (h)	3,055,160
1,450	iShares 7-10 Year Treasury Bond ETF	167,460
14,788	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,986,916
1,100	iShares MBS ETF	119,053
9,019	iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	494,331

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Shares	Description	Value
EXCHANGE-TRADED FUNDS (Continued)
2,050	ProShares Short 20+ Year Treasury	$34,604
	Total Exchange-Traded Funds	15,477,321
	(Cost $14,952,355)
Total Investments – 97.7%	35,101,055
(Cost $30,706,886) (i)

Net Other Assets and Liabilities – 2.3%	831,850
Net Assets – 100.0%	$35,932,905

(a)	Non-income producing security.
(b)	Security whose principal value is adjusted in accordance with changes to the country’s Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(c)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(d)	Inverse floating rate security.
(e)	Floating or variable rate security.
(f)	Zero coupon security.
(g)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(h)	Investment in an affiliated fund.
(i)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,441,948 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $47,779. The net unrealized appreciation was $4,394,169.

CAD	Canadian Dollar
IO	Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR	London Interbank Offered Rate
PO	Principal-Only Security

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 6/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 9,797,785	$ 9,797,785	$ —	$ —
Real Estate Investment Trusts*	4,459,227	4,459,227	—	—
Master Limited Partnerships*	2,154,657	2,154,657	—	—
U.S. Government Bonds and Notes	2,481,627	—	2,481,627	—
U.S. Government Agency Mortgage-Backed Securities	720,724	—	720,724	—
Mortgage-Backed Securities	9,714	—	9,714	—
Exchange-Traded Funds	15,477,321	15,477,321	—	—
Total Investments	$ 35,101,055	$ 31,888,990	$ 3,212,065	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio
Portfolio of Investments
June 30, 2021 (Unaudited)
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 97.8%
	Capital Markets – 97.8%
7,549	First Trust BICK Index Fund (a)	$308,069
4,504	First Trust Chindia ETF (a)	281,275
102,270	First Trust Consumer Discretionary AlphaDEX® Fund (a)	6,209,834
13,143	First Trust Developed Markets ex-US AlphaDEX® Fund (a)	823,333
29,184	First Trust Emerging Markets AlphaDEX® Fund (a)	816,387
5,901	First Trust Germany AlphaDEX® Fund (a)	336,567
8,096	First Trust India NIFTY 50 Equal Weight ETF (a)	363,130
108,526	First Trust Industrials/Producer Durables AlphaDEX® Fund (a)	6,401,949
186,925	First Trust Nasdaq Transportation ETF (a)	6,361,058
37,788	First Trust NASDAQ-100-Technology Sector Index Fund (a)	6,009,803
73,352	First Trust Small Cap Core AlphaDEX® Fund (a)	6,847,409
88,448	First Trust Small Cap Growth AlphaDEX® Fund (a)	6,481,469
119,479	First Trust Small Cap Value AlphaDEX® Fund (a)	6,083,871
4,968	First Trust Switzerland AlphaDEX® Fund (a)	330,198
47,379	First Trust Technology AlphaDEX® Fund (a) (b)	5,882,103
31,524	iShares Core U.S. Aggregate Bond ETF	3,635,663
45,093	SPDR Blackstone Senior Loan ETF	2,087,355
58,080	SPDR Bloomberg Barclays International Corporate Bond ETF	2,108,304
37,272	SPDR FTSE International Government Inflation-Protected Bond ETF	2,103,259
49,641	SPDR ICE Preferred Securities ETF	2,195,125

Total Investments – 97.8%	65,666,161
(Cost $55,836,510) (c)
Net Other Assets and Liabilities – 2.2%	1,491,706
Net Assets – 100.0%	$67,157,867

(a)	Investment in an affiliated fund.
(b)	Non-income producing security.
(c)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $9,995,346 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $165,695. The net unrealized appreciation was $9,829,651.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 6/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 65,666,161	$ 65,666,161	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Capital Strength Portfolio
Portfolio of Investments
June 30, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS – 97.4%
	Aerospace & Defense – 5.8%
3,478	General Dynamics Corp.	$654,768
1,637	Lockheed Martin Corp.	619,359
1,852	Northrop Grumman Corp.	673,073
		1,947,200
	Air Freight & Logistics – 4.4%
5,768	Expeditors International of Washington, Inc.	730,229
3,570	United Parcel Service, Inc., Class B	742,453
		1,472,682
	Beverages – 7.5%
8,639	Brown-Forman Corp., Class B	647,407
11,951	Coca-Cola (The) Co.	646,669
6,535	Monster Beverage Corp. (a)	596,972
4,450	PepsiCo, Inc.	659,356
		2,550,404
	Biotechnology – 1.8%
2,509	Amgen, Inc.	611,569
	Capital Markets – 6.3%
1,992	Moody’s Corp.	721,841
4,005	Nasdaq, Inc.	704,079
1,697	S&P Global, Inc.	696,534
		2,122,454
	Communications Equipment – 1.9%
12,151	Cisco Systems, Inc.	644,003
	Containers & Packaging – 1.7%
7,049	Ball Corp.	571,110
	Electrical Equipment – 1.9%
4,829	AMETEK, Inc.	644,671
	Entertainment – 1.9%
4,548	Electronic Arts, Inc.	654,139
	Food & Staples Retailing – 3.9%
1,731	Costco Wholesale Corp.	684,905
4,563	Walmart, Inc.	643,474
		1,328,379
	Food Products – 3.9%
10,466	General Mills, Inc.	637,694
3,985	Hershey (The) Co.	694,107
		1,331,801
	Health Care Equipment & Supplies – 2.2%
7,207	Edwards Lifesciences Corp. (a)	746,429
Shares	Description	Value

	Health Care Providers & Services – 5.8%
1,474	Humana, Inc.	$652,569
4,931	Quest Diagnostics, Inc.	650,744
1,641	UnitedHealth Group, Inc.	657,122
		1,960,435
	Health Care Technology – 2.0%
8,519	Cerner Corp.	665,845
	Household Durables – 2.0%
4,563	Garmin Ltd.	659,992
	Household Products – 1.9%
4,674	Procter & Gamble (The) Co.	630,663
	Industrial Conglomerates – 3.7%
3,231	3M Co.	641,774
2,764	Honeywell International, Inc.	606,283
		1,248,057
	Insurance – 7.9%
5,250	Allstate (The) Corp.	684,810
2,683	Aon PLC, Class A	640,593
5,034	Marsh & McLennan Cos., Inc.	708,183
6,496	Progressive (The) Corp.	637,972
		2,671,558
	IT Services – 3.9%
2,236	Accenture PLC, Class A	659,150
3,325	Automatic Data Processing, Inc.	660,412
		1,319,562
	Life Sciences Tools & Services – 2.1%
4,767	Agilent Technologies, Inc.	704,610
	Machinery – 3.8%
2,909	IDEX Corp.	640,125
2,864	Illinois Tool Works, Inc.	640,276
		1,280,401
	Multiline Retail – 1.9%
2,960	Dollar General Corp.	640,514
	Pharmaceuticals – 6.0%
3,954	Johnson & Johnson	651,382
8,605	Merck & Co., Inc.	669,211
3,827	Zoetis, Inc.	713,200
		2,033,793
	Road & Rail – 3.7%
19,512	CSX Corp.	625,945
2,881	Union Pacific Corp.	633,618
		1,259,563

See Notes to Financial Statements

First Trust Capital Strength Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Software – 2.0%
2,461	Microsoft Corp.	$666,685
	Specialty Retail – 3.6%
1,955	Home Depot (The), Inc.	623,430
3,081	Lowe’s Cos., Inc.	597,621
		1,221,051
	Textiles, Apparel & Luxury Goods – 2.2%
4,777	NIKE, Inc., Class B	737,999
	Tobacco – 1.7%
12,264	Altria Group, Inc.	584,748
	Total Investments – 97.4%	32,910,317
	(Cost $30,608,472) (b)
	Net Other Assets and Liabilities – 2.6%	876,859
	Net Assets – 100.0%	$33,787,176

(a)	Non-income producing security.
(b)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,508,644 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $206,799. The net unrealized appreciation was $2,301,845.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 6/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 32,910,317	$ 32,910,317	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Portfolio of Investments
June 30, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS – 96.8%
	Air Freight & Logistics – 2.2%
962	Deutsche Post AG	$65,430
	Banks – 1.9%
3,258	FinecoBank Banca Fineco S.p.A. (a)	56,789
	Beverages – 2.0%
1,259	Diageo PLC	60,276
	Biotechnology – 1.9%
269	CSL Ltd.	57,533
	Building Products – 2.1%
84	Geberit AG	63,006
	Capital Markets – 5.4%
317	Deutsche Boerse AG	55,330
2,200	Japan Exchange Group, Inc.	48,913
39	Partners Group Holding AG	59,074
		163,317
	Chemicals – 2.1%
190	Sika AG	62,118
	Commercial Services & Supplies – 3.7%
6,845	Brambles Ltd.	58,726
7,812	Rentokil Initial PLC	53,491
		112,217
	Communications Equipment – 1.7%
4,002	Telefonaktiebolaget LM Ericsson, Class B	50,298
	Construction & Engineering – 1.8%
2,051	Skanska AB, Class B	54,402
	Diversified Financial Services – 2.2%
1,661	Kinnevik AB, Class B	66,494
	Entertainment – 1.7%
90	Nintendo Co., Ltd.	52,350
	Food & Staples Retailing – 2.1%
1,763	Alimentation Couche-Tard, Inc., Class B	64,783
	Food Products – 2.0%
473	Nestle S.A.	58,902
	Health Care Equipment & Supplies – 4.2%
400	Hoya Corp.	53,036
194	Sonova Holding AG	72,966
		126,002
Shares	Description	Value

	Health Care Providers & Services – 1.9%
2,030	Sonic Healthcare Ltd.	$58,460
	Household Durables – 1.6%
500	Sony Group Corp.	48,675
	Household Products – 1.9%
1,698	Essity AB, Class B	56,308
	IT Services – 4.0%
672	CGI, Inc. (a)	60,928
1,800	Nomura Research Institute Ltd.	59,543
		120,471
	Life Sciences Tools & Services – 2.0%
530	Eurofins Scientific SE (a)	60,582
	Machinery – 7.1%
853	Atlas Copco AB, Class A	52,228
2,330	Epiroc AB, Class A	53,090
650	Kone OYJ, Class B	53,027
180	Schindler Holding AG	55,055
		213,400
	Marine – 2.1%
181	Kuehne + Nagel International AG	61,934
	Multiline Retail – 3.7%
496	Next PLC (a)	53,901
1,303	Wesfarmers Ltd.	57,752
		111,653
	Personal Products – 1.9%
976	Unilever PLC	57,116
	Pharmaceuticals – 12.1%
551	AstraZeneca PLC	66,182
1,400	Chugai Pharmaceutical Co., Ltd.	55,473
774	Novo Nordisk A.S., Class B	64,845
166	Roche Holding AG	62,534
550	Sanofi	57,625
1,100	Shionogi & Co., Ltd.	57,339
		363,998
	Professional Services – 4.0%
19	SGS S.A.	58,607
608	Wolters Kluwer N.V.	61,077
		119,684
	Road & Rail – 1.7%
492	Canadian National Railway Co.	51,911
	Software – 3.8%
39	Constellation Software, Inc.	59,066
402	SAP SE	56,648
		115,714

See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Portfolio of Investments (Continued)
June 30, 2021 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Specialty Retail – 1.8%
300	Nitori Holdings Co., Ltd.	$53,090
	Textiles, Apparel & Luxury Goods – 6.4%
46	Hermes International	67,008
74	Kering S.A.	64,669
908	Moncler S.p.A.	61,434
		193,111
	Trading Companies & Distributors – 3.8%
1,621	Bunzl PLC	53,569
435	Ferguson PLC	60,475
		114,044
	Total Investments – 96.8%	2,914,068
	(Cost $2,625,263) (b)
	Net Other Assets and Liabilities – 3.2%	96,683
	Net Assets – 100.0%	$3,010,751

(a)	Non-income producing security.
(b)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $318,679 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $29,874. The net unrealized appreciation was $288,805.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 6/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 2,914,068	$ 2,914,068	$ —	$ —

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
Switzerland	18.4%
Japan	14.2
United Kingdom	11.4
Sweden	11.1
Canada	7.9
Australia	7.7
France	6.3
Germany	5.9
Italy	3.9
Denmark	2.2
Netherlands	2.0
Luxembourg	2.0
Jersey	2.0
Finland	1.8
Total Investments	96.8
Net Other Assets and Liabilities	3.2
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation.

See Notes to Financial Statements

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First Trust Variable Insurance Trust
Statements of Assets and Liabilities
June 30, 2021 (Unaudited)
	First Trust/Dow Jones Dividend & Income Allocation Portfolio	First Trust Multi Income Allocation Portfolio	First Trust Dorsey Wright Tactical Core Portfolio
ASSETS:
Investments, at value - Unaffiliated	$ 1,042,974,618	$ 22,426,098	$ 12,129,706
Investments, at value - Affiliated	—	12,674,957	53,536,455
Total investments, at value	1,042,974,618	35,101,055	65,666,161
Cash	7,600,739	938,735	1,571,932
Foreign currency	—	243	—
Receivables:
Investment securities sold	8,262,276	—	—
Interest	2,541,235	7,779	—
Dividends	654,318	24,636	—
Fund shares sold	279,140	13,086	15,799
Dividend reclaims	—	814	—
From investment advisor	—	7,473	10,427
Prepaid expenses	2,730	84	54
Total Assets	1,062,315,056	36,093,905	67,264,373
LIABILITIES:
Payables:
Investment securities purchased	9,763,471	71,394	—
Fund shares redeemed	579,903	1,415	609
Investment advisory fees	531,275	—	—
12b-1 distribution and service fees	215,056	7,312	13,530
Administrative service fees	172,295	5,911	10,857
Shareholder reporting fees	88,788	6,698	5,843
Administrative fees	75,445	4,605	4,599
Licensing fees	61,620	—	15,531
Custodian fees	61,381	5,399	2,230
Variation margin	50,625	—	—
Transfer agent fees	30,913	20,316	22,797
Legal fees	21,284	(1,490)	3,445
Audit and tax fees	20,600	34,788	22,324
Trustees’ fees and expenses	4,124	3,900	4,032
Financial reporting fees	771	771	699
Other liabilities	834	(19)	10
Total Liabilities	11,678,385	161,000	106,506
NET ASSETS	$1,050,636,671	$35,932,905	$67,157,867
NET ASSETS consist of:
Paid-in capital	$ 831,259,587	$ 31,691,538	$ 52,994,582
Accumulated distributable earnings (loss)	219,377,084	4,241,367	14,163,285
NET ASSETS	$1,050,636,671	$35,932,905	$67,157,867
Investments, at cost - Unaffiliated	$904,084,700	$18,421,928	$12,213,646
Investments, at cost - Affiliated	$—	$12,284,958	$43,622,864
Total Investments, at cost	$904,084,700	$30,706,886	$55,836,510
Foreign currency, at cost	$—	$243	$—
Class I Shares:
NET ASSETS	$1,049,111,019	$35,788,041	$66,955,491
NET ASSET VALUE, per share	$15.96	$12.10	$14.88
Number of Shares outstanding	65,748,900	2,958,786	4,499,290
Class II Shares:
NET ASSETS	$1,525,652	$144,864	$202,376
NET ASSET VALUE, per share	$15.99	$12.10	$14.79
Number of Shares outstanding	95,388	11,977	13,685

See Notes to Financial Statements

First Trust Capital Strength Portfolio	First Trust International Developed Capital Strength Portfolio

$ 32,910,317	$ 2,914,068
—	—
32,910,317	2,914,068
1,275,358	168,768
—	546

—	—
—	—
35,576	1,054
108,830	—
—	1,154
—	15,723
27	4
34,330,108	3,101,317

464,212	10,496
244	274
739	—
6,325	350
5,208	434
3,483	3,463
6,869	7,982
3,494	554
18,687	31,884
—	—
17,745	17,701
813	117
10,277	12,460
3,872	3,872
771	771
193	208
542,932	90,566
$ 33,787,176	$ 3,010,751

$ 30,277,280	$ 2,540,383
3,509,896	470,368
$ 33,787,176	$ 3,010,751
$30,608,472	$2,625,263
$—	$—
$30,608,472	$2,625,263
$—	$538

$ 32,871,185	$ 2,075,202
$13.48	$13.91
2,439,278	149,217

$ 915,991	$ 935,549
$13.48	$13.91
67,946	67,243
See Notes to Financial Statements

First Trust Variable Insurance Trust
Statements of Operations
For the Six Months Ended June 30, 2021 (Unaudited)
	First Trust/Dow Jones Dividend & Income Allocation Portfolio	First Trust Multi Income Allocation Portfolio	First Trust Dorsey Wright Tactical Core Portfolio
INVESTMENT INCOME:
Interest	$ 5,382,465	$ 65,486	$ 37
Dividends - Unaffiliated	5,878,937	235,493	120,006
Dividends - Affiliated	—	223,374	95,972
Foreign withholding tax on dividend income	(6,634)	(3,839)	—
Total investment income	11,254,768	520,514	216,015
EXPENSES:
Investment advisory fees	3,043,201	100,590	101,084
12b-1 distribution and/or service fees:
Class I	1,266,139	41,764	72,016
Administrative service fees	1,014,414	33,434	57,749
Administrative fees	282,685	9,935	26,033
Licensing fees	149,501	—	28,881
Expenses previously waived or reimbursed	71,535	—	—
Shareholder reporting fees	54,203	11,148	10,536
Legal fees	51,283	2,066	9,475
Transfer agent fees	45,689	24,967	32,073
Custodian fees	39,360	4,799	4,950
Commitment fees	31,212	15,208	—
Audit and tax fees	17,138	28,779	15,098
Trustees’ fees and expenses	8,106	7,726	7,704
Financial reporting fees	4,625	4,625	4,553
Other	8,244	2,976	533
Total expenses	6,087,335	288,017	370,685
Fees waived and expenses reimbursed by the investment advisor	—	(148,403)	(162,839)
Net expenses	6,087,335	139,614	207,846
NET INVESTMENT INCOME (LOSS)	5,167,433	380,900	8,169
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	80,226,312	859,362	383,752
Investments - Affiliated	—	5,703	4,020,854
Foreign currency transactions	—	(122)	—
Futures contracts	94,144	—	—
Net realized gain (loss)	80,320,456	864,943	4,404,606
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(14,950,788)	1,102,914	(524,088)
Investments - Affiliated	—	55,636	2,213,318
Foreign currency translation	—	(9)	—
Futures contracts	(178,805)	—	—
Net change in unrealized appreciation (depreciation)	(15,129,593)	1,158,541	1,689,230
NET REALIZED AND UNREALIZED GAIN (LOSS)	65,190,863	2,023,484	6,093,836
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 70,358,296	$ 2,404,384	$ 6,102,005

See Notes to Financial Statements

First Trust Capital Strength Portfolio	First Trust International Developed Capital Strength Portfolio

$33	$3
206,679	46,314
—	—
—	(4,460)
206,712	41,857

58,274	6,541

28,203	1,678
23,209	829
38,787	41,357
3,497	7,827
—	—
7,766	7,744
3,521	174
26,819	26,678
2,769	5,522
—	—
7,921	9,028
7,697	7,693
4,625	4,625
3,246	2,279
216,334	121,975
(89,065)	(109,941)
127,269	12,034
79,443	29,823

1,212,964	190,872
—	—
—	(122)
—	—
1,212,964	190,750

1,563,198	21,568
—	—
—	(14)
—	—
1,563,198	21,554
2,776,162	212,304
$2,855,605	$242,127
See Notes to Financial Statements

First Trust Variable Insurance Trust
Statements of Changes in Net Assets
	First Trust/Dow Jones Dividend & Income Allocation Portfolio		First Trust Multi Income Allocation Portfolio
	Six Months Ended 6/30/2021 (Unaudited)	Year Ended 12/31/2020	Six Months Ended 6/30/2021 (Unaudited)	Year Ended 12/31/2020
OPERATIONS:
Net investment income (loss)	$ 5,167,433	$ 13,764,359	$ 380,900	$ 618,863
Net realized gain (loss)	80,320,456	7,757,030	864,943	(712,833)
Net change in unrealized appreciation (depreciation)	(15,129,593)	49,465,924	1,158,541	897,004
Net increase (decrease) in net assets resulting from operations	70,358,296	70,987,313	2,404,384	803,034
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class I Shares	(12,552,201)	(44,100,456)	(534,602)	(1,035,632)
Class II Shares	(19,941)	(69,964)	(2,335)	(4,069)
Total distributions to shareholders from investment operations	(12,572,142)	(44,170,420)	(536,937)	(1,039,701)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	29,035,969	64,525,900	2,810,013	4,884,876
Proceeds from shares reinvested	12,572,142	44,169,805	536,938	1,035,632
Cost of shares redeemed	(50,921,220)	(95,877,168)	(1,741,858)	(4,385,300)
Net increase (decrease) in net assets resulting from capital transactions	(9,313,109)	12,818,537	1,605,093	1,535,208
Total increase (decrease) in net assets	48,473,045	39,635,430	3,472,540	1,298,541
NET ASSETS:
Beginning of period	1,002,163,626	962,528,196	32,460,365	31,161,824
End of period	$ 1,050,636,671	$ 1,002,163,626	$ 35,932,905	$ 32,460,365

See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio		First Trust Capital Strength Portfolio		First Trust International Developed Capital Strength Portfolio
Six Months Ended 6/30/2021 (Unaudited)	Year Ended 12/31/2020	Six Months Ended 6/30/2021 (Unaudited)	Period Ended 12/31/2020 (a)	Six Months Ended 6/30/2021 (Unaudited)	Period Ended 12/31/2020 (a)

$ 8,169	$ 217,172	$ 79,443	$ 27,474	$ 29,823	$ 2,284
4,404,606	2,092,370	1,212,964	396,614	190,750	137,376
1,689,230	2,341,302	1,563,198	738,647	21,554	267,251
6,102,005	4,650,844	2,855,605	1,162,735	242,127	406,911

(1,788,068)	(218,731)	(76,155)	(410,483)	(31,916)	(79,560)
(5,682)	(637)	(3,230)	(18,576)	(16,364)	(50,830)
(1,793,750)	(219,368)	(79,385)	(429,059)	(48,280)	(130,390)

14,099,703	6,812,284	18,302,669	16,214,632	875,208	1,610,210
1,793,750	219,368	79,385	429,059	48,280	130,390
(2,909,670)	(12,549,934)	(2,831,433)	(1,917,032)	(44,817)	(78,888)
12,983,783	(5,518,282)	15,550,621	14,726,659	878,671	1,661,712
17,292,038	(1,086,806)	18,326,841	15,460,335	1,072,518	1,938,233

49,865,829	50,952,635	15,460,335	—	1,938,233	—
$67,157,867	$ 49,865,829	$ 33,787,176	$ 15,460,335	$ 3,010,751	$ 1,938,233

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Financial Highlights
For a Share outstanding throughout each period
	Six Months Ended 6/30/2021 (Unaudited)	Year Ended December 31,
Class I Shares		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 15.07	$ 14.68	$ 12.82	$ 13.73	$ 12.85	$ 11.94
Income from investment operations:
Net investment income (loss)	0.08 (a)	0.21 (a)	0.23	0.21	0.18	0.14
Net realized and unrealized gain (loss)	1.00	0.85	2.39	(0.88)	1.54	1.25 (b)
Total from investment operations	1.08	1.06	2.62	(0.67)	1.72	1.39
Distributions paid to shareholders from:
Net investment income	(0.07)	(0.21)	(0.22)	(0.21)	(0.18)	(0.13)
Net realized gain	(0.12)	(0.46)	(0.54)	(0.03)	(0.66)	(0.35)
Total distributions	(0.19)	(0.67)	(0.76)	(0.24)	(0.84)	(0.48)
Net asset value, end of period	$15.96	$15.07	$14.68	$12.82	$13.73	$12.85
Total return (c) (d)	7.20%	7.81%	20.77%	(4.92)%	13.47%	11.74% (b)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,049,111	$ 1,000,640	$ 961,210	$ 767,616	$ 737,320	$ 543,951
Ratio of total expenses to average net assets	1.20% (e)	1.21%	1.21%	1.22%	1.23%	1.29%
Ratio of net expenses to average net assets	1.20% (e)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	1.02% (e)	1.49%	1.65%	1.56%	1.35%	1.29%
Portfolio turnover rate	74%	105%	89%	76%	71%	96%

(a)	Based on average shares outstanding.
(b)	First Trust/Dow Jones Dividend & Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $1,000 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.
(c)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(d)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(e)	Annualized.

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Six Months Ended 6/30/2021 (Unaudited)	Year Ended December 31,
Class II Shares		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 15.11	$ 14.71	$ 12.85	$ 13.75	$ 12.87	$ 11.95
Income from investment operations:
Net investment income (loss)	0.10 (a)	0.24 (a)	0.28 (a)	0.25 (a)	0.14	0.19
Net realized and unrealized gain (loss)	0.99	0.86	2.38	(0.88)	1.61	1.24 (b)
Total from investment operations	1.09	1.10	2.66	(0.63)	1.75	1.43
Distributions paid to shareholders from:
Net investment income	(0.09)	(0.24)	(0.26)	(0.24)	(0.21)	(0.16)
Net realized gain	(0.12)	(0.46)	(0.54)	(0.03)	(0.66)	(0.35)
Total distributions	(0.21)	(0.70)	(0.80)	(0.27)	(0.87)	(0.51)
Net asset value, end of period	$15.99	$15.11	$14.71	$12.85	$13.75	$12.87
Total return (c) (d)	7.23%	8.13%	21.02%	(4.60)%	13.75%	12.07% (b)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,526	$ 1,524	$ 1,318	$ 44	$ 202	$ 17
Ratio of total expenses to average net assets	0.95% (e)	0.96%	0.97%	0.97%	1.00%	1.04%
Ratio of net expenses to average net assets	0.95% (e)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	1.27% (e)	1.74%	2.00%	1.79%	1.88%	1.53%
Portfolio turnover rate	74%	105%	89%	76%	71%	96%

(a)	Based on average shares outstanding.
(b)	First Trust/Dow Jones Dividend & Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $1,000 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.
(c)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(d)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(e)	Annualized.
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Six Months Ended 6/30/2021 (Unaudited)	Year Ended December 31,
Class I Shares		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 11.44	$ 11.55	$ 10.17	$ 10.89	$ 10.54	$ 9.86
Income from investment operations:
Net investment income (loss)	0.13	0.22	0.26	0.23	0.24	0.20
Net realized and unrealized gain (loss)	0.71	0.05	1.40	(0.71)	0.39	0.71
Total from investment operations	0.84	0.27	1.66	(0.48)	0.63	0.91
Distributions paid to shareholders from:
Net investment income	(0.18)	(0.24)	(0.27)	(0.24)	(0.25)	(0.23)
Net realized gain	—	(0.14)	(0.01)	—	(0.03)	—
Total distributions	(0.18)	(0.38)	(0.28)	(0.24)	(0.28)	(0.23)
Net asset value, end of period	$12.10	$11.44	$11.55	$10.17	$10.89	$10.54
Total return (a) (b)	7.38%	2.49%	16.38%	(4.44)%	6.04%	9.27%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 35,788	$ 32,345	$ 31,012	$ 24,451	$ 20,083	$ 17,965
Ratio of total expenses to average net assets (c)	1.72% (d)	1.77%	1.80%	2.09%	2.17%	2.22%
Ratio of net expenses to average net assets (c)	0.83% (d)	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	2.27% (d)	2.04%	2.42%	2.29%	2.24%	2.10%
Portfolio turnover rate	24%	49%	30%	40%	46%	46%

(a)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(b)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(d)	Annualized.

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Six Months Ended 6/30/2021 (Unaudited)	Year Ended December 31,
Class II Shares		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 11.43	$ 11.54	$ 10.17	$ 10.88	$ 10.54	$ 9.86
Income from investment operations:
Net investment income (loss)	0.10	0.24 (a)	0.30	0.26	0.27	0.20
Net realized and unrealized gain (loss)	0.77	0.05	1.38	(0.70)	0.38	0.74
Total from investment operations	0.87	0.29	1.68	(0.44)	0.65	0.94
Distributions paid to shareholders from:
Net investment income	(0.20)	(0.26)	(0.30)	(0.27)	(0.28)	(0.26)
Net realized gain	—	(0.14)	(0.01)	—	(0.03)	—
Total distributions	(0.20)	(0.40)	(0.31)	(0.27)	(0.31)	(0.26)
Net asset value, end of period	$12.10	$11.43	$11.54	$10.17	$10.88	$10.54
Total return (b) (c)	7.60%	2.74%	16.57%	(4.11)%	6.22%	9.53%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 145	$ 115	$ 150	$ 142	$ 159	$ 156
Ratio of total expenses to average net assets (d)	1.47% (e)	1.49%	1.56%	1.83%	1.92%	1.99%
Ratio of net expenses to average net assets (d)	0.58% (e)	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of net investment income (loss) to average net assets	2.56% (e)	2.25%	2.66%	2.49%	2.49%	2.34%
Portfolio turnover rate	24%	49%	30%	40%	46%	46%

(a)	Based on average shares outstanding.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(e)	Annualized.
See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Six Months Ended 6/30/2021 (Unaudited)	Year Ended December 31,
Class I Shares		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 13.68	$ 12.37	$ 10.45	$ 11.41	$ 9.85	$ 9.94
Income from investment operations:
Net investment income (loss)	0.00 (a)	0.06	0.08	0.04	0.06	0.09
Net realized and unrealized gain (loss)	1.61	1.31	2.10	(0.95)	1.66	0.01
Total from investment operations	1.61	1.37	2.18	(0.91)	1.72	0.10
Distributions paid to shareholders from:
Net investment income	(0.00) (a)	(0.06)	(0.08)	(0.03)	(0.06)	(0.09)
Net realized gain	(0.41)	—	(0.18)	(0.02)	(0.10)	(0.10)
Total distributions	(0.41)	(0.06)	(0.26)	(0.05)	(0.16)	(0.19)
Net asset value, end of period	$14.88	$13.68	$12.37	$10.45	$11.41	$9.85
Total return (b) (c)	11.80%	11.09%	20.87%	(8.00)%	17.50%	0.95%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 66,955	$ 49,762	$ 50,843	$ 38,277	$ 22,477	$ 10,360
Ratio of total expenses to average net assets (d)	1.24% (e)	1.35%	1.23%	1.40%	1.85%	2.13%
Ratio of net expenses to average net assets (d)	0.72% (e)	0.83%	0.77%	0.74%	0.75%	0.83%
Ratio of net investment income (loss) to average net assets	0.03% (e)	0.48%	0.62%	0.48%	0.76%	0.98%
Portfolio turnover rate	36%	284%	34%	70%	31%	265%

(a)	Amount represents less than $0.01 per share.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(e)	Annualized.

See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
	Six Months Ended 6/30/2021 (Unaudited)	Year Ended December 31,
Class II Shares		2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 13.63	$ 12.37	$ 10.44	$ 11.40	$ 9.83	$ 9.95
Income from investment operations:
Net investment income (loss)	0.02	0.09	0.10	0.07	0.10	0.11
Net realized and unrealized gain (loss)	1.57	1.26	2.12	(0.95)	1.66	(0.02)
Total from investment operations	1.59	1.35	2.22	(0.88)	1.76	0.09
Distributions paid to shareholders from:
Net investment income	(0.02)	(0.09)	(0.11)	(0.06)	(0.09)	(0.11)
Net realized gain	(0.41)	—	(0.18)	(0.02)	(0.10)	(0.10)
Total distributions	(0.43)	(0.09)	(0.29)	(0.08)	(0.19)	(0.21)
Net asset value, end of period	$14.79	$13.63	$12.37	$10.44	$11.40	$9.83
Total return (a) (b)	11.68%	10.96%	21.29%	(7.77)%	17.94%	0.88%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 202	$ 104	$ 109	$ 84	$ 59	$ 50
Ratio of total expenses to average net assets (c)	19.59% (d)	34.33%	26.37%	32.62%	46.41%	57.64%
Ratio of net expenses to average net assets (c)	0.47% (d)	0.57%	0.52%	0.49%	0.50%	0.57%
Ratio of net investment income (loss) to average net assets	0.34% (d)	0.72%	0.87%	0.73%	0.93%	1.13%
Portfolio turnover rate	36%	284%	34%	70%	31%	265%

(a)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(b)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(d)	Annualized.
See Notes to Financial Statements

First Trust Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Six Months Ended 6/30/2021 (Unaudited)	Period Ended 12/31/2020 (a)
Net asset value, beginning of period	$ 12.06	$ 10.00
Income from investment operations:
Net investment income (loss)	0.03	0.02
Net realized and unrealized gain (loss)	1.42	2.39
Total from investment operations	1.45	2.41
Distributions paid to shareholders from:
Net investment income	(0.03)	(0.02)
Net realized gain	—	(0.33)
Total distributions	(0.03)	(0.35)
Net asset value, end of period	$13.48	$12.06
Total return (b) (c)	12.05%	24.17%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 32,871	$ 14,831
Ratio of total expenses to average net assets	1.86% (d)	4.37% (d)
Ratio of net expenses to average net assets	1.10% (d)	1.10% (d)
Ratio of net investment income (loss) to average net assets	0.67% (d)	0.60% (d)
Portfolio turnover rate	67%	79%

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.

See Notes to Financial Statements

First Trust Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class II Shares	Six Months Ended 6/30/2021 (Unaudited)	Period Ended 12/31/2020 (a)
Net asset value, beginning of period	$ 12.06	$ 10.00
Income from investment operations:
Net investment income (loss)	0.06	0.04
Net realized and unrealized gain (loss)	1.41	2.39
Total from investment operations	1.47	2.43
Distributions paid to shareholders from:
Net investment income	(0.05)	(0.04)
Net realized gain	—	(0.33)
Total distributions	(0.05)	(0.37)
Net asset value, end of period	$13.48	$12.06
Total return (b) (c)	12.18%	24.33%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 916	$ 629
Ratio of total expenses to average net assets	1.65% (d)	6.90% (d)
Ratio of net expenses to average net assets	0.85% (d)	0.85% (d)
Ratio of net investment income (loss) to average net assets	0.96% (d)	0.84% (d)
Portfolio turnover rate	67%	79%

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.
See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Six Months Ended 6/30/2021 (Unaudited)	Period Ended 12/31/2020 (a)
Net asset value, beginning of period	$ 12.68	$ 10.00
Income from investment operations:
Net investment income (loss)	0.14	0.01
Net realized and unrealized gain (loss)	1.32	3.57
Total from investment operations	1.46	3.58
Distributions paid to shareholders from:
Net investment income	(0.15)	(0.06)
Net realized gain	(0.08)	(0.84)
Total distributions	(0.23)	(0.90)
Net asset value, end of period	$13.91	$12.68
Total return (b) (c)	11.52%	36.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 2,075	$ 1,199
Ratio of total expenses to average net assets	11.27% (d)	20.98% (d)
Ratio of net expenses to average net assets	1.20% (d)	1.20% (d)
Ratio of net investment income (loss) to average net assets	2.56% (d)	0.14% (d)
Portfolio turnover rate	35%	52%

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.

See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class II Shares	Six Months Ended 6/30/2021 (Unaudited)	Period Ended 12/31/2020 (a)
Net asset value, beginning of period	$ 12.69	$ 10.00
Income from investment operations:
Net investment income (loss)	0.20	0.03
Net realized and unrealized gain (loss)	1.27	13.58
Total from investment operations	1.47	3.61
Distributions paid to shareholders from:
Net investment income	(0.17)	(0.08)
Net realized gain	(0.08)	(0.84)
Total distributions	(0.25)	(0.92)
Net asset value, end of period	$13.91	$12.69
Total return (b) (c)	11.56%	36.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 936	$ 739
Ratio of total expenses to average net assets	11.05% (d)	20.95% (d)
Ratio of net expenses to average net assets	0.95% (d)	0.95% (d)
Ratio of net investment income (loss) to average net assets	3.01% (d)	0.37% (d)
Portfolio turnover rate	35%	52%

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
1. Organization
First Trust Variable Insurance Trust (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares of five series (each a “Fund” and collectively, the “Funds”), First Trust/Dow Jones Dividend & Income Allocation Portfolio (“First Trust Dow Jones”), which commenced investment operations on May 1, 2012, First Trust Multi Income Allocation Portfolio (“First Trust Multi Income”), which commenced investment operations on May 1, 2014, First Trust Dorsey Wright Tactical Core Portfolio (“First Trust Dorsey Wright”), which commenced investment operations on October 30, 2015, First Trust Capital Strength Portfolio (“First Trust Capital Strength”), which commenced operations on May 1, 2020, and First Trust International Developed Capital Strength Portfolio (“First Trust International”), which commenced operations on May 1, 2020. Each Fund’s shares are sold only to variable insurance accounts (each an “Account”) to fund the benefits of the variable annuity and variable life insurance contracts (each a “Contract” and collectively, the “Contracts”) issued by life insurance companies writing variable annuity contracts and variable life insurance contracts with which the Trust has a contract (each a “Participating Insurance Company”).
First Trust Dow Jones’ investment objective is to seek to provide total return by allocating among dividend-paying stocks and investment grade bonds. First Trust Dow Jones seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed-income securities at the time of purchase. Under normal market conditions at the time of purchase at least 80% of the Fund’s net assets (including investment borrowings) will be invested in securities of issuers included in a Dow Jones index. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend-paying stocks included in the Dow Jones U.S. Total Stock Market IndexSM. First Trust Advisors L.P. (“First Trust” or the “Advisor”) reserves the right to over-weight, under-weight or exclude certain securities from the portfolio that would otherwise be selected pursuant to the quantitative process in certain instances.
First Trust Dow Jones’ fixed-income component seeks to provide income and preserve capital through investing in a diversified investment-grade debt portfolio. Investment-grade debt securities are those long-term debt securities rated “BBB–” or higher by Standard & Poor’s Financial Services LLC or Fitch Ratings, Inc. or “Baa3” or higher by Moody’s Investors Service, Inc., and those short-term debt securities rated “A-3” or higher by Standard & Poor’s Financial Services LLC, “F3” or higher by Fitch Ratings, Inc. or “Prime 3” or higher by Moody’s Investor Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate debt will be invested in investment-grade debt securities included in the Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM (the “Bond Index”) and other investment-grade debt securities of issuers whose securities are included in the Bond Index; and investment-grade debt securities of issuers included in the Dow Jones Composite AverageTM. The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds (“ETFs”) that invest in investment-grade corporate debt securities and U.S. government bonds in lieu of investing directly in such securities.
First Trust Multi Income’s primary investment objective is to maximize current income, with a secondary objective of capital appreciation. First Trust Multi Income seeks to achieve its objectives through diversified exposure to nine income generating asset classes: dividend paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), high yield or “junk” bonds, floating-rate loans, corporate bonds, mortgage-backed securities and Treasury Inflation Protected Securities (“TIPS”). The Fund is actively managed by First Trust and implementing the strategy involves multiple portfolio managers.
The Advisor tactically adjusts allocation weights in a manner deemed to offer attractive levels of total return relative to the level of expected risk. The Advisor intends to adjust asset allocation weights quarterly but may do so more or less frequently depending upon market conditions. The maximum weight of any asset class, at the time of adjustment, is 20%. The minimum weight of any asset class, at the time of adjustment, is 5%.
First Trust Multi Income may, at certain times, invest in ETFs that generally provide exposure to the nine asset classes in lieu of investing directly in such asset classes. Certain of the ETFs may be advised by First Trust. As a result, First Trust will also earn advisory fees on the underlying ETFs.
In general, the U.S. dollar-denominated fixed-income securities in which First Trust Multi Income invests may be issued by U.S. and non- U.S. issuers, of any credit quality, including high yield securities. The high yield securities in which the Fund invests are rated below investment-grade at the time of purchase or unrated and deemed by the Advisor to be of comparable quality, commonly referred to as “junk” bonds. The Fund also invests in the equity securities of domestic and foreign issuers listed on a U.S. or foreign securities

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
exchange and non-U.S. securities that are listed on a U.S. securities exchange in the form of American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). The Fund may invest in equity securities issued by small, mid or large capitalization companies.
First Trust Dorsey Wright’s investment objective is to seek to provide total return. First Trust Dorsey Wright seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in ETFs that comprise the Dorsey Wright Tactical Tilt Moderate Core Index. It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.
First Trust Capital Strength seeks to provide capital appreciation. First Trust Capital Strength seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks and REITs that comprise The Capital Strength IndexSM which is developed, maintained and sponsored by Nasdaq, Inc.
First Trust International seeks to provide capital appreciation. First Trust International seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks that comprise The International Developed Capital Strength IndexSM which is developed, maintained and sponsored by Nasdaq, Inc.
Each Fund offers two classes of shares: Class I and Class II. Each class represents an interest in the same portfolio of investments but with a different combination of service (12b-1) fees, eligibility requirements and other features.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) for each class of shares in each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of each Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid, and any borrowings of each Fund) by the total number of shares of the class outstanding. Differences in the NAV of each class of each Fund’s shares are generally expected to be due to the daily expense accruals of the specified service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee, in accordance with valuation procedures adopted by the Trust’s Board of Trustees (the “Board”), and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, preferred stocks, MLPs, ETFs, REITs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Commercial paper, fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.
Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
12)	other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of June 30, 2021, is included with each Fund’s Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on each Fund or its investments.
C. Cash and Cash Equivalents
Normally, the Funds invest substantially all of their assets to meet their investment objectives. The Funds may invest the remainder of their assets in securities with maturities of less than one year or cash equivalents, or they may hold cash. The investment in such instruments is not a principal investment strategy of First Trust Dow Jones, First Trust Multi Income, First Trust Capital Strength or First Trust International. The percentage of each Fund’s net assets invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities, or they may hold cash.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Futures Contracts
First Trust Dow Jones purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statements of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
F. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.
G. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
H. Affiliated Transactions
First Trust Multi Income and First Trust Dorsey Wright invest in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statements of Operations. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds.
Amounts relating to these investments in First Trust Multi Income at June 30, 2021, and for the six month period then ended are:
Security Name	Shares at 6/30/21	Value at 12/31/2020	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 6/30/21	Dividend Income
First Trust Institutional Preferred Securities and Income ETF	33,810	$564,322	$124,909	$ —	$9,622	$ —	$698,853	$70,493
First Trust Long Duration Opportunities ETF	500	14,525	—	—	(607)	—	13,918	13,500
First Trust Low Duration Opportunities ETF	34,000	1,029,400	714,751	—	(13,551)	—	1,730,600	79,840
First Trust Preferred Securities and Income ETF	100,860	1,667,835	368,962	—	40,919	—	2,077,716	44,260
First Trust Senior Loan ETF	106,201	3,422,673	1,637,398	—	38,639	—	5,098,710	15,059
First Trust Tactical High Yield ETF	62,980	3,449,376	182,132	(562,665)	(19,386)	5,703	3,055,160	222
		$10,148,131	$3,028,152	$(562,665)	$55,636	$5,703	$12,674,957	$223,374

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
Amounts relating to these investments in First Trust Dorsey Wright at June 30, 2021, and for the six month period then ended are:
Security Name	Shares at 6/30/2021	Value at 12/31/2020	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 6/30/2021	Dividend Income
First Trust BICK Index Fund	7,549	$268,224	$48,389	$ (34,401)	$14,109	$11,748	$308,069	$ —
First Trust Chindia ETF	4,504	262,579	45,905	(48,894)	(5,660)	27,345	281,275	—
First Trust Consumer Discretionary AlphaDEX® Fund	102,270	4,565,666	1,006,472	(241,874)	802,041	77,529	6,209,834	7,204
First Trust Developed Markets ex-US AlphaDEX® Fund	13,143	603,458	153,007	—	66,868	—	823,333	10,661
First Trust Dow Jones Internet Index Fund	—	4,101,345	—	(4,314,805)	(673,515)	886,975	—	—
First Trust Emerging Markets AlphaDEX® Fund	29,184	598,276	150,226	—	67,885	—	816,387	8,778
First Trust Europe AlphaDEX® Fund	—	220,602	38,248	(289,168)	2,924	27,394	—	872
First Trust Germany AlphaDEX® Fund	5,901	241,527	64,325	—	30,715	—	336,567	3,178
First Trust India NIFTY 50 Equal Weight ETF	8,096	—	339,758	—	23,372	—	363,130	148
First Trust Industrials/Producer Durables AlphaDEX® Fund	108,526	—	5,772,754	—	629,195	—	6,401,949	15,439
First Trust Large Cap Growth AlphaDEX® Fund	—	4,863,505	—	(5,070,515)	(876,839)	1,083,849	—	—
First Trust Mid Cap Growth AlphaDEX® Fund	—	5,270,151	149,508	(5,636,842)	(1,267,377)	1,484,560	—	—
First Trust Nasdaq Transportation ETF	186,925	4,322,482	1,066,834	—	971,742	—	6,361,058	14,487
First Trust NASDAQ-100-Technology Sector Index Fund	37,788	4,391,316	921,769	(33,214)	714,370	15,562	6,009,803	586
First Trust Small Cap Core AlphaDEX® Fund	73,352	—	6,353,016	—	494,393	—	6,847,409	19,235
First Trust Small Cap Growth AlphaDEX® Fund	88,448	5,411,730	1,027,006	(1,024,065)	758,551	308,247	6,481,469	—
First Trust Small Cap Value AlphaDEX® Fund	119,479	—	6,097,749	—	(13,878)	—	6,083,871	12,462
First Trust Switzerland AlphaDEX® Fund	4,968	243,829	58,220	—	28,149	—	330,198	2,922
First Trust Technology AlphaDEX® Fund	47,379	4,612,799	925,083	(199,697)	446,273	97,645	5,882,103	—
		$39,977,489	$24,218,269	$(16,893,475)	$2,213,318	$4,020,854	$53,536,455	$95,972
I. Dividends and Distributions to Shareholders
Distributions from net investment income of each Fund, if any, are declared and paid semi-annually. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by each Fund will be reinvested in the Fund.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2020, were as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Dow Jones	$ 20,126,368	$ 24,044,052	$ —
First Trust Multi Income	692,574	347,127	—
First Trust Dorsey Wright	219,368	—	—
First Trust Capital Strength	429,059	—	—
First Trust International	130,390	—	—
As of December 31, 2020, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Dow Jones	$ 387,947	$ 7,901,086	$ 153,301,897
First Trust Multi Income	258,994	(750,778)	2,865,704
First Trust Dorsey Wright	3,489	1,786,139	8,065,402
First Trust Capital Strength	448	—	733,228
First Trust International	20,219	—	256,302
J. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019 and 2020 remain open to federal and state audit for First Trust Dow Jones, First Trust Multi Income and First Trust Dorsey Wright. The taxable year ending 2020 remains open to federal and state audit for First Trust Capital Strength and First Trust International. As of June 30, 2021, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2020, First Trust Multi Income had a non-expiring capital loss carryforward for federal income tax purposes of $750,778.
During the taxable year ended December 31, 2020, First Trust Dorsey Wright utilized its capital loss carryforward in the amount of $373,610.
K. Expenses
Each Fund will pay all expenses directly related to its operations.
Each Participating Insurance Company performs certain administrative services for the Funds, their Accounts and the Contracts. Each Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.
First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust, on behalf of First Trust

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
Dow Jones, First Trust Dorsey Wright, First Trust Capital Strength and First Trust International, is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statements of Operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the Funds. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of the average daily net assets for First Trust Dow Jones, First Trust Multi Income, and First Trust International, 0.35% of the average daily net assets for First Trust Dorsey Wright, and 0.50% of the average daily net assets for First Trust Capital Strength. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund.
In addition First Trust Multi Income and First Trust Dorsey Wright incur their respective pro rata share of fees and expenses attributable to each Fund’s investments in other investment companies (“acquired fund fees and expenses”). The total of net expenses and acquired fund fees and expenses represents each Fund’s total net annual operating expenses.
First Trust Multi Income and First Trust have retained Energy Income Partners, LLC (“EIP”) and Stonebridge Advisors LLC (“Stonebridge”) (collectively, the “Sub-Advisors”), affiliates of First Trust, to serve as investment sub-advisors. In this capacity, the Sub-Advisors provide recommendations to the Advisor regarding the selection and ongoing monitoring of certain securities in First Trust Multi Income’s investment portfolio. EIP acts as sub-advisor for, and manages on a discretionary basis the investment and reinvestment of, only the assets of First Trust Multi Income allocated to EIP by the Advisor and furnishes an investment program in respect of and makes investment decisions only with respect to the portion of First Trust Multi Income’s investment portfolio allocated to it by the Advisor. EIP, an affiliate of the Advisor, has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the MLP, MLP affiliate and energy infrastructure securities in First Trust Multi Income’s investment portfolio and to exercise discretion only with respect to assets of First Trust Multi Income allocated to EIP. Stonebridge serves as a nondiscretionary sub-advisor. Stonebridge has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in First Trust Multi Income’s investment portfolio.
For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay EIP a sub-advisory fee equal to 40% monthly in arrears of any remaining monthly investment management fee paid to the Advisor for the average daily net assets allocated to EIP after First Trust’s waiver of any of its investment management fee to comply with the then-current expense cap, as defined below. For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay Stonebridge a portfolio management fee equal to an annual rate of 0.20% of the Fund’s average daily net assets allocated to Stonebridge.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. FTCP also owns, through a wholly-owned subsidiary, a 51% ownership interest in Stonebridge.
First Trust has agreed to waive fees and/or pay First Trust Dow Jones’, First Trust Multi Income’s and First Trust International’s expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (each an “Expense Cap”), respectively, of each Fund’s average daily net assets per year at least until May 1, 2022. First Trust has agreed to waive fees and/or pay First Trust Dorsey Wright’s expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.30% and 1.05% (each an “Expense Cap”), respectively, of the Fund’s average daily net assets per year at least until May 1, 2022. For First Trust Dorsey Wright, because acquired fund fees and expenses are estimated, First Trust will periodically adjust the amount of the fee waiver and expense reimbursement in order to attempt to meet the Expense Caps. However, total net annual fund expenses may be higher or lower than the Expense Caps. First Trust has agreed to waive fees and/or pay First Trust Capital Strength’s expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.10% and 0.85% (each an “Expense Cap”), respectively, of the Fund’s average daily net assets per year at least until May 1, 2022.
Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place, (ii) the Expense Cap in place at the time the fees were waived or expenses reimbursed, or (iii) the current Expense Cap. These amounts, if any, are included in “Expenses previously waived or reimbursed” on the Statements of Operations.
The advisory fee waivers and expense reimbursements for the six months ended June 30, 2021, and the expenses borne and fees waived by First Trust subject to recovery from the applicable Fund at June 30, 2021, are included in the table below.
			Fees Waived or Expenses Borne by First Trust Subject to Recovery
	Fees Waived	Expenses Reimbursed	Six Months Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2020	Six Months Ended June 30, 2021	Total
First Trust Dow Jones	$ —	$ —	$ 144,434	$ 75,487	$ 128,310	$ —	$ 348,231
First Trust Multi Income	86,955	—	103,917	170,572	174,191	86,955	535,635
First Trust Dorsey Wright	101,084	61,755	125,376	251,423	264,357	162,839	803,995
First Trust Capital Strength	58,274	30,791	—	—	154,126	89,065	243,191
First Trust International	6,541	103,400	—	—	184,650	109,941	294,591
During the six months ended June 30, 2021, First Trust Dow Jones recovered $71,535 in fees that were previously waived or reimbursed.
First Trust agreed to waive and/or reimburse the acquired fund fees and expenses of the shares of investment companies held by First Trust Multi Income up to 0.37% of the Fund’s average daily net assets through May 1, 2021. During the six months ended June 30, 2021, First Trust reimbursed First Trust Multi Income $61,448 of fees that are not subject to recovery.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as each Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Funds. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
The Bank of New York Mellon (“BNYM”) serves as First Trust Dow Jones’, First Trust Multi Income’s, First Trust Capital Strength’s, and First Trust International’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Funds, including maintaining the Funds’ books of account, records of the Funds’ securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of each Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Brown Brothers Harriman & Co. (“BBH”) serves as First Trust Dorsey Wright’s administrator, fund accountant and custodian. As custodian, BBH is responsible for custody of the Fund’s assets. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
4. Capital Share Transactions
Capital transactions for First Trust Dow Jones were as follows:
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Sales:
Class I	1,847,757	$ 29,033,683	4,633,074	$ 64,099,713
Class II	145	2,286	30,427	426,187
Total Sales	1,847,902	$ 29,035,969	4,663,501	$ 64,525,900
Dividend Reinvestment:
Class I	791,438	$ 12,552,201	3,266,240	$ 44,100,456
Class II	1,255	19,941	5,113	69,349
Total Dividend Reinvestment	792,693	$ 12,572,142	3,271,353	$ 44,169,805
Redemptions:
Class I	(3,272,982)	$ (50,816,825)	(7,010,657)	$ (95,542,371)
Class II	(6,887)	(104,395)	(24,282)	(334,797)
Total Redemptions	(3,279,869)	$ (50,921,220)	(7,034,939)	$ (95,877,168)
Capital transactions for First Trust Multi Income were as follows:
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Sales:
Class I	233,284	$ 2,789,046	447,837	$ 4,857,683
Class II	1,705	20,967	2,856	27,193
Total Sales	234,989	$ 2,810,013	450,693	$ 4,884,876
Dividend Reinvestment:
Class I	44,219	$ 534,602	94,823	$ 1,035,632
Class II	193	2,336	—	—
Total Dividend Reinvestment	44,412	$ 536,938	94,823	$ 1,035,632
Redemptions:
Class I	(147,307)	$ (1,741,843)	(399,861)	$ (4,326,849)
Class II	(1)	(15)	(5,779)	(58,451)
Total Redemptions	(147,308)	$ (1,741,858)	(405,640)	$ (4,385,300)
Capital transactions for First Trust Dorsey Wright were as follows:
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Sales:
Class I	938,616	$ 14,014,300	569,579	$ 6,793,178
Class II	5,756	85,403	1,616	19,106
Total Sales	944,372	$ 14,099,703	571,195	$ 6,812,284

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Dividend Reinvestment:
Class I	121,390	$ 1,788,068	16,716	$ 218,731
Class II	388	5,682	49	637
Total Dividend Reinvestment	121,778	$ 1,793,750	16,765	$ 219,368
Redemptions:
Class I	(197,179)	$ (2,908,829)	(1,059,902)	$ (12,519,678)
Class II	(59)	(841)	(2,891)	(30,256)
Total Redemptions	(197,238)	$ (2,909,670)	(1,062,793)	$ (12,549,934)
Capital transactions for First Trust Capital Strength were as follows:
	Six Months Ended June 30, 2021		Period Ended December 31, 2020
	Shares	Value	Shares	Value
Sales:
Class I	1,431,091	$ 18,085,132	1,354,544	$ 15,614,017
Class II	16,840	217,537	53,842	600,615
Total Sales	1,447,931	$ 18,302,669	1,408,386	$ 16,214,632
Dividend Reinvestment:
Class I	5,718	$ 76,155	34,611	$ 410,483
Class II	242	3,230	1,566	18,576
Total Dividend Reinvestment	5,960	$ 79,385	36,177	$ 429,059
Redemptions:
Class I	(227,660)	$ (2,814,557)	(159,026)	$ (1,879,511)
Class II	(1,298)	(16,876)	(3,246)	(37,521)
Total Redemptions	(228,958)	$ (2,831,433)	(162,272)	$ (1,917,032)
Capital transactions for First Trust International were as follows:
	Six Months Ended June 30, 2021		Period Ended December 31, 2020
	Shares	Value	Shares	Value
Sales:
Class I	55,611	$ 774,344	93,653	$ 1,044,108
Class II	7,940	100,864	55,328	566,102
Total Sales	63,551	$ 875,208	148,981	$ 1,610,210
Dividend Reinvestment:
Class I	2,290	$ 31,916	6,416	$ 79,560
Class II	1,173	16,364	4,099	50,830
Total Dividend Reinvestment	3,463	$ 48,280	10,515	$ 130,390

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
	Six Months Ended June 30, 2021		Period Ended December 31, 2020
	Shares	Value	Shares	Value
Redemptions:
Class I	(3,225)	$ (42,756)	(5,528)	$ (64,253)
Class II	(149)	(2,061)	(1,148)	(14,635)
Total Redemptions	(3,374)	$ (44,817)	(6,676)	$ (78,888)
5. Purchases and Sales of Securities
For the six months ended June 30, 2021, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding U.S. Government investment securities and short-term investments, were as follows:
	Purchases	Sales
First Trust Dow Jones	$ 523,839,600	$ 547,410,659
First Trust Multi Income	8,847,422	7,112,132
First Trust Dorsey Wright	30,759,721	20,345,448
First Trust Capital Strength	30,859,343	15,641,612
First Trust International	1,502,782	771,428

For the six months ended June 30, 2021, the cost of purchases and proceeds from sales of U.S. government investment securities for each Fund, excluding short-term investments, were as follows:
	Purchases	Sales
First Trust Dow Jones	$ 216,284,592	$ 207,980,821
First Trust Multi Income	499,764	913,006
First Trust Dorsey Wright	—	—
First Trust Capital Strength	—	—
First Trust International	—	—
6. Derivative Transactions
The following table presents the type of derivatives held by First Trust Dow Jones at June 30, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities. First Trust Multi Income, First Trust Dorsey Wright, First Trust Capital Strength and First Trust International did not hold any derivative instruments as of June 30, 2021.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ 39,093	Unrealized depreciation on futures contracts*	$ (217,898)
* Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. The current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2021, on derivative instruments held by First Trust Dow Jones, as well as the primary underlying risk exposure associated with each instrument.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
Statements of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$94,144
Net change in unrealized appreciation (depreciation) on futures contracts	(178,805)
During the six months ended June 30, 2021, the notional value of futures contracts opened and closed were 86,889,000 and 56,610,820, respectively.
First Trust Dow Jones does not have the right to offset financial assets and liabilities related to futures contracts on the Statements of Assets and Liabilities.
7. 12b-1 Service Plan
The Trust has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class I shares of each of the Funds will be subject to an annual service fee.
First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, serves as the selling agent and distributor of shares of the Funds. FTP uses the service fee to compensate each Participating Insurance Company for providing account services to contract owners. These services include establishing and maintaining Contract owners’ accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. Each Fund may spend up to 0.25% per year of the average daily net assets of its Class I shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of a Fund’s Class I shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of a Fund’s Class I shares, certain other expenses associated with the servicing of Class I shares of a Fund, and any service-related expenses that may be authorized from time to time by the Board.
During the six months ended June 30, 2021, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust’s Board and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.
8. Borrowings
The Trust, on behalf of First Trust Dow Jones and First Trust Multi Income, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $200 million Credit Agreement (the “BNYM Line of Credit”) with BNYM to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. Prior to January 29, 2021, the commitment fee was 0.15%. These fees are reflected in the Statements of Operations in the “Commitment fees” line item. To the extent that either fund accesses the BNYM Line of Credit, there would also be an interest fee charged. Neither First Trust Dow Jones or First Trust Multi Income drew on the BNYM Line of Credit during the six months ended June 30, 2021.
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that each Fund uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Licensing Information
Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. (“First Trust”). The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM are products of S&P Dow Jones Indices LLC and has been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM to track general market performance. S&P Dow Jones Indices’ only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM. Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND

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INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
The First Trust Dorsey Wright Tactical Core Portfolio (the “Portfolio”) is not sponsored, endorsed, sold or promoted by Dorsey Wright & Associates, LLC or its affiliates (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of trading in the Portfolio. Licensor’s only relationship to First Trust Advisors L.P. (“First Trust”) is the licensing of certain trademarks and trade names of Licensor and of the Dorsey Wright Tactical Tilt Moderate Core Index which is determined, composed and calculated by Licensor without regard to First Trust or the Portfolio, Licensor has no obligation to take the needs of First Trust or the owners of the Portfolio into consideration in determining, composing or calculating Dorsey Wright Tactical Tilt Moderate Core Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Portfolio to be listed or in the determination or calculation of the equation by which the Portfolio are to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.
LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND FIRST TRUST.
First Trust does not guarantee the accuracy and/or the completeness of the Capital Strength IndexSM and/or the International Capital Strength IndexSM (together, the “Indexes”) or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Indexes or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.
The First Trust Capital Strength Portfolio and the First Trust International Capital Strength Portfolio (the “Capital Strength Funds”) are not sponsored, endorsed, sold or promoted by Nasdaq, Inc. (“Nasdaq”) or its affiliates (Nasdaq with its affiliates are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Capital Strength Funds. The Corporations make no representation or warranty, express or implied, to the owners of the Capital Strength Funds or any member of the public regarding the advisability of investing in securities generally or in the Capital Strength Funds particularly, or the ability of the Indexes to track general stock market performance. The Corporations’ only relationship to First Trust with respect to the Capital Strength Funds is in the licensing of the Indexes, and certain trade names of the Corporations and the use of the Indexes, which are determined, composed and calculated by Nasdaq without regard to First Trust or the Capital Strength Funds. Nasdaq has no obligation to take the needs of First Trust or the owners of the Capital Strength Funds into consideration in determining, composing or calculating the Indexes. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Capital Strength Fund Shares to be issued or in the determination or calculation of the equation by which the Capital Strength Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Capital Strength Funds.

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THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
ASSET-BACKED SECURITIES RISK. Asset-backed securities are debt securities typically created by buying and pooling loans or other receivables other than mortgage loans and creating securities backed by those similar type assets. As with other debt securities, asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk. These securities are generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of underlying assets, may result in a reduction in the value of such asset-backed securities and losses to an underlying ETF.
BANK LOANS RISK. Investments in bank loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding bank loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. If an underlying ETF holds a bank loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the underlying ETF, and that the underlying ETF’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. As such, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases longer than 7 days) which may cause the underlying ETF to be unable to realize the full value of its investment. In addition, bank loans are generally not registered with the Securities Exchange Commission under the Securities Act of 1933, as amended, and may not be considered “securities,” and an underlying ETF may not be entitled to rely on the anti-fraud protections of the federal securities laws.
CALL RISK. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. An underlying ETF is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. An underlying ETF would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the underlying ETF’s income.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
COUNTERPARTY RISK. Underlying fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the underlying fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to an underlying fund. An underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

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COVENANT-LITE LOANS RISK. Covenant-lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder an underlying ETF’s ability to reprice credit risk associated with the borrower and reduce a Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, an underlying ETF’s exposure to losses on such investments is increased, especially during a downturn in the credit cycle.
CREDIT RISK. An issuer or other obligated party of a debt security held by an underlying ETF may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in an underlying ETF’s portfolio. An underlying ETF’s net asset value could decline if a currency to which an underlying ETF has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in such an underlying ETF may change quickly and without warning.
CYBER SECURITY RISK. A Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which a Fund invests or a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Although a Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by an underlying ETF may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
DIVIDENDS RISK. A Fund’s investment in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future, which could negatively affect a Fund’s performance.
EMERGING MARKETS RISK. A Fund may invest in ETFs that hold investments in securities issued by emerging market governments and companies operating in emerging market countries. Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Financial and other reporting by companies and government entities also may be less reliable in emerging market countries. Shareholder claims that are available in the

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U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. For funds that track an index or are managed based upon a benchmark, the index may not weight the securities in emerging market countries on the basis of investor protection limitations, financial reporting quality or available oversight mechanisms. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
ENERGY INFRASTRUCTURE COMPANIES RISK. Energy infrastructure companies, including MLPs and utility companies, are subject to risks specific to the energy and energy-related industries. This includes but is not limited to: fluctuations in commodity prices impacting the volume of energy commodities transported, processed, stored or distributed; reductions in volumes of natural gas or other energy commodities being available for transporting, processing, storing or distributing; slowdowns in new construction and acquisitions limiting growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time; depletion of natural gas reserves or other commodities; rising interest rates resulting in higher costs of capital, increased operating costs; counterparties to contracts defaulting or going bankrupt; and an inability to execute acquisitions or expansion projects in a cost-effect manner; extreme weather events and environmental hazards; and threats of attack by terrorists on energy assets. Energy infrastructure companies may also face counterparty risk, such that long-term contracts may be declared void if the counterparty to those contracts enters bankruptcy proceedings. In addition, energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact the energy infrastructure companies.
Certain energy infrastructure companies in the utilities industry are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems in varying degrees.
EQUITY SECURITIES RISK. The value of an underlying ETF’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF RISK. A Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as certain structural risks, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, a Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
EUROPE RISK. A Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which a Fund is not invested, may adversely affect security values and thus a Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the

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duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FINANCIAL COMPANIES RISK. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.
FLOATING RATE DEBT INSTRUMENTS RISK. Investments in floating rate debt instruments are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. Floating rate debt instruments include debt securities issued by corporate and governmental entities, as well bank loans, mortgage-backed securities and asset-backed securities. Floating rate debt instruments are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. Most commonly, the coupon rate of a floating rate debt instrument is set at the level of a widely followed interest rate, plus a fixed spread. As a result, the coupon on floating rate debt instrument will generally decline in a falling interest rate environment, causing an underlying ETF to experience a reduction in the income it receives from the instrument. A floating rate debt instrument’s coupon rate resets periodically according to its terms. Consequently, in a rising interest rate environment, floating rate debt instruments with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate debt instruments may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate. To the extent an underlying ETF invests in floating rate loans, such instruments may be subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the underlying ETF needs to liquidate such securities. It is possible that the collateral securing a floating rate loan may be insufficient or unavailable to the underlying ETF, and that the underlying ETF’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, floating rate loans may not be considered “securities” under federal securities laws, and purchasers, such as an underlying ETF, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for a Fund.
HYBRID CAPITAL SECURITIES RISK. Hybrid capital securities are subject to the risks of equity securities and debt securities. The claims of holders of hybrid capital securities of an issuer are generally subordinated to those of holders of traditional debt securities in bankruptcy, and thus hybrid capital securities may be more volatile and subject to greater risk than traditional debt securities, and may in certain circumstances be even more volatile than traditional equity securities. At the same time, hybrid capital securities may not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains. The terms of hybrid capital securities may vary substantially and the risks of a particular hybrid capital security will depend upon the terms of the instrument, but may include the credit risk of the issuer, as well as liquidity risk, since they often are customized to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.
INCOME RISK. A Fund may invest in ETFs that hold debt securities. An underlying ETF’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because an underlying ETF may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the ETF otherwise needs to purchase additional debt securities.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage a Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by a Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When a Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by a Fund and its shareholders. Unscheduled rebalances also expose a Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the

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Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, a Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact a Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither a Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.
INDEX REBALANCE RISK. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Index, a Fund may own a significant number of the outstanding shares of ETFs included in a Fund. Any such ETF may be removed from the Index in the event that it does not comply with the eligibility requirements of the Index. As a result, a Fund may be forced to sell shares of certain ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the Index, due to market conditions or otherwise. Due to these factors, the variation between a Fund’s annual return and the return of the Index may increase significantly. Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Index to, for example, correct an error in the selection of constituents. When a Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by a Fund and its shareholders. Unscheduled rebalances may also expose a Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase a Fund’s costs and market exposure.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline.
INFLATION-INDEXED SECURITIES RISK. Inflation-indexed debt securities, such as TIPS, are subject to the same risks as other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. Although the holders of TIPS receive no less than the par value of the security at maturity, if a Fund purchases TIPS in the secondary market whose principal values have previously been adjusted upward and there is a period of subsequent declining inflation rates, a Fund may receive at maturity less than it invested and incur a loss.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in an underlying ETF’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. An underlying ETF may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
JAPAN RISK. A Fund is subject to certain risks specifically associated with investments in the securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector and relatively high unemployment. Since 2000 Japan has experienced relatively low

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economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japanese markets overall and may negatively affect a Fund’s investments. Japan’s economy and equity market also share a strong correlation with U.S. markets and the Japanese economy may be affected by economic problems in the U.S. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Additionally, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Japan’s economy. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact a Fund’s investments.
LIBOR RISK. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that is currently expected to begin after the end of 2021, although the specific timing of the phase out of LIBOR continues to be discussed and negotiated across the industry and in various jurisdictions. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
LIQUIDITY RISK. A Fund, and certain underlying ETFs, may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, a Fund, and certain underlying ETFs, may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which a Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.
LOW VOLATILITY RISK. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices when market volatility is high. Low volatility stocks also may not protect against market declines.
MANAGEMENT RISK. A Fund is subject to management risk because it is an actively managed portfolio. In managing a Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that a Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. Additionally, the COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility.
MLP RISK. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. On March 15, 2018, the Federal Energy Regulatory Commission (“FERC”) changed its long-standing tax allowance policy which no longer permits MLPs to include

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in their cost of service an income tax allowance. This has had a negative impact on the performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP’s business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.
MLP TAX RISK. A Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which a Fund has no control. The benefit a Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of a Fund’s investment. The classification of an MLP as a corporation for U. S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by a Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by a Fund from an MLP is treated as a return of capital, a Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by a Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
MOMENTUM INVESTING RISK. A Fund employs a “momentum” style of investing that emphasizes selecting stocks that have had higher recent price performance compared to other stocks. Momentum can change quickly and stocks that previously exhibited high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole. In addition, there may be periods when the momentum style of investing is out of favor and the investment performance of a Fund may suffer.
MORTGAGE-RELATED SECURITIES RISK. Mortgage-related securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make an underlying ETF more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. The incidence of borrower defaults or delinquencies may rise significantly during financial downturns and could adversely affect the value of mortgage-related securities held by a Fund. Events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events that result in broad and simultaneous financial hardships for individuals and businesses could have a significant negative impact on the value of mortgage-related securities. Mortgage-related securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. As the timing and amount of prepayments cannot be accurately predicted, the timing of changes in the rate of prepayments of the mortgage loans may significantly affect an underlying ETF’s actual yield to maturity on any mortgage-related securities. Along with prepayment risk, mortgage-related securities are significantly affected by interest rate risk.
MUNICIPAL SECURITIES RISK. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal securities that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. The values of municipal securities held by an underlying ETF may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. In addition, income from municipal securities held by an underlying ETF could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to shareholders by an underlying ETF to be taxable and may result in a significant decline in the values of such municipal securities. Due to the COVID-19 pandemic, the risks of the municipal securities market have been magnified. The costs associated with combating the pandemic and the negative impact on tax revenues has adversely affected the financial condition of many states and political subdivisions. These risks may also adversely affect several sectors of the municipal bond market, such as airports, toll roads, hospitals and colleges, among many others. The full impact of the COVID-19 pandemic on state and political subdivisions’ ability to make payments on debt obligations is impossible to predict, but could negatively impact the value of bonds, the ability of state and political subdivisions to make payments when due and the performance of a Fund.

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NON-AGENCY SECURITIES RISK. Investments in asset-backed or mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of the issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held by a Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.
NON-CORRELATION RISK. A Fund’s return may not match the return of the Index for a number of reasons. A Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing a Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, a Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. A Fund is classified as “non-diversified” under the 1940 Act. As a result, a Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. A Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, a Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
OPERATIONAL RISK. A Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although a Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
PASSIVE INVESTMENT RISK. A Fund is not actively managed. A Fund invests in securities included in or representative of the Index regardless of investment merit. A Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, a Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in a Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than expected.
PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as an underlying ETF may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in an underlying ETF to change.
REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio

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securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of a Fund will generally decline when investors anticipate or experience rising interest rates.
SENIOR LOAN RISK. Senior loans represent debt obligations of sub-investment grade corporate borrowers, similar to high yield bonds; however, senior loans are different from traditional high yield bonds in that senior loans are typically senior to other obligations of the borrower and generally secured by a lien on all or some portion of the assets of the borrower. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder an underlying ETF’s ability to reprice credit risk associated with a particular borrower and reduce an underlying ETF’s ability to restructure a problematic loan and mitigate potential loss. As a result, an underlying ETF’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Senior loans are also subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding senior loans. If an underlying ETF holds a senior loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Although senior loans are generally secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.
No active trading market may exist for certain senior loans, which may impair the ability of an underlying ETF to realize full value in the event of the need to sell its position in a senior loan and which may make it difficult to accurately value senior loans. Lastly, senior loans may not be considered “securities,” and an underlying ETF may not be entitled to rely on the anti-fraud protections of the federal securities laws.
SIGNIFICANT EXPOSURE RISK. To the extent that a Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of a Fund’s investments more than if a Fund were more broadly diversified. A significant exposure makes a Fund more susceptible to any single occurrence and may subject a Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TBA TRANSACTIONS RISK. Certain ETFs in which a Fund may invest may purchase securities via to-be-announced transactions (“TBA Transactions”). In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase an underlying ETF’s volatility. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose an underlying ETF to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.
U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

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VALUATION RISK. A Fund or an underlying ETF may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that a Fund or an underlying ETF could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund or an underlying ETF would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund or an underlying ETF at that time. A Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Variable Insurance Trust (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following five series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust/Dow Jones Dividend & Income Allocation Portfolio
First Trust Multi Income Allocation Portfolio
First Trust Dorsey Wright Tactical Core Portfolio
First Trust Capital Strength Portfolio
First Trust International Developed Capital Strength Portfolio
The Board, including the Independent Trustees, also unanimously approved the continuation of the Investment Sub-Advisory Agreement (the “Stonebridge Sub-Advisory Agreement”) among the Trust, on behalf of First Trust Multi Income Allocation Portfolio, the Advisor and Stonebridge Advisors LLC (“Stonebridge”); and the Investment Sub-Advisory Agreement (the “Energy Income Partners Sub-Advisory Agreement”) among the Trust, on behalf of First Trust Multi Income Allocation Portfolio, the Advisor and Energy Income Partners, LLC (“Energy Income Partners”). The Stonebridge Sub-Advisory Agreement and the Energy Income Partners Sub-Advisory Agreement are collectively referred to as the “Sub-Advisory Agreements.” Stonebridge and Energy Income Partners are individually referred to as a “Sub-Advisor” and are collectively referred to as the “Sub-Advisors.” The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the “Agreements.” The Board approved the continuation of the Agreements for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the continuation of the Advisory Agreement is in the best interests of each Fund and the continuation of the Sub-Advisory Agreements is in the best interests of First Trust Multi Income Allocation Portfolio in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and each of the Sub-Advisors responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Funds and by the Sub-Advisors to First Trust Multi Income Allocation Portfolio (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund and the sub-advisory fee rates for First Trust Multi Income Allocation Portfolio as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in each Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Funds and the potential for the Advisor and each Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for each Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the

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Sub-Advisors; and information on the Advisor’s and each Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and each of the Sub-Advisors. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor continue to be reasonable business arrangements from the Funds’ perspective. Similarly, the Board applied its business judgment to determine whether the arrangements among the Trust, the Advisor and each of the Sub-Advisors continue to be reasonable business arrangements from the perspective of First Trust Multi Income Allocation Portfolio. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Funds knowing that the Advisor manages the Funds, knowing that the Sub-Advisors serve as such for First Trust Multi Income Allocation Portfolio and knowing each Fund’s advisory fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Funds and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisors for First Trust Multi Income Allocation Portfolio, as well as the background and experience of the persons responsible for such services. The Board received a presentation from members of the Advisor’s portfolio management team at the April 26, 2021 meeting. The Board also noted that the Advisor oversees the Sub-Advisors’ management of portions of First Trust Multi Income Allocation Portfolio’s investment portfolio, including risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisors’ and the Funds’ compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective or objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements for First Trust Multi Income Allocation Portfolio, the Board reviewed the materials provided by each Sub-Advisor and considered the services that each Sub-Advisor provides to the Fund, noting that Energy Income Partners is responsible for the day-to-day management of a portion of the Fund’s investments and that Stonebridge serves in a non-discretionary capacity for a portion of the Fund’s investments. In considering each Sub-Advisor’s services to the Fund, the Board noted the background and experience of each Sub-Advisor’s portfolio management team and the Board’s prior meetings with members of each portfolio management team. The Board also received a presentation from representatives of Energy Income Partners at the June 6–7, 2021 meeting. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Funds by the Advisor and to First Trust Multi Income Allocation Portfolio by the Sub-Advisors under the Agreements have been and are expected to remain satisfactory and that the Advisor and, for First Trust Multi Income Allocation Portfolio, the Sub-Advisors, have managed the Funds consistent with each Fund’s respective investment objective or objectives, policies and restrictions.
The Board considered the advisory fee rate payable by each Fund under the Advisory Agreement and, for First Trust Multi Income Allocation Portfolio, considered the sub-advisory fee rates payable under the Sub-Advisory Agreements for the services provided, noting that the sub-advisory fees are paid by the Advisor from its advisory fee. The Board considered that the Advisor agreed to extend the current expense caps for Class I and Class II shares of each Fund at least until May 1, 2022. For each Fund, the Board noted that expenses borne by the Advisor are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in Class I share and Class II share expenses (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses and acquired fund fees and expenses for First Trust/Dow Jones Dividend & Income Allocation Portfolio and First Trust Multi Income Allocation Portfolio) exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived or expenses were reimbursed, or (iii) the current expense limitation. The Board also noted that the Advisor had extended through May 1, 2022 its agreement to reduce the advisory fee payable by First Trust Multi Income Allocation Portfolio in the amount of 0.37% of the Fund’s average daily net assets, which is intended to offset the acquired fund fees and expenses associated with the Fund’s investments in underlying ETFs, including ETFs in the First Trust Fund Complex. The Board received and reviewed information for each Fund showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisors to other fund and non-fund clients, as applicable. The Board noted that because First Trust Dorsey Wright Tactical Core Portfolio invests in underlying ETFs, including ETFs in the First Trust Fund Complex, such Fund will incur acquired fund fees and expenses, and that such acquired fund fees and expenses will change over time as assets are reallocated among the

Additional Information (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
underlying ETFs. Based on the information provided, the Board noted that the contractual advisory fee rate payable by First Trust/Dow Jones Dividend & Income Allocation Portfolio was equal to the median contractual advisory fee of the peer funds in the Fund’s Expense Group and that the contractual advisory fee rate payable by each of the other Funds was below the median contractual advisory fee of the peer funds in the Fund’s respective Expense Group. The Board also noted that with respect to the total (net) expense ratio of each Fund’s Class I shares, the net expense ratio (excluding acquired fund fees and expenses, as applicable) of each of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Dorsey Wright Tactical Core Portfolio, First Trust Capital Strength Portfolio and First Trust International Developed Capital Strength Portfolio was above the median net expense ratio (excluding acquired fund fees and expenses) of the peer funds in the Fund’s respective Expense Group and that the net expense ratio (excluding acquired fund fees and expenses) of First Trust Multi Income Allocation Portfolio was below the median net expense ratio (excluding acquired fund fees and expenses) of the peer funds in the Fund’s Expense Group. With respect to fees charged to other clients, the Board considered differences between the Funds and other clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Funds. The Board noted the process it has established for monitoring the Funds’ performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds and the Sub-Advisors for First Trust Multi Income Allocation Portfolio. The Board determined that this process continues to be effective for reviewing the Funds’ performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2020 to the performance of the funds in the Fund’s Performance Universe and to that of a blended benchmark index. Based on the information provided, the Board noted that First Trust/Dow Jones Dividend & Income Allocation Portfolio (Class I shares) underperformed the Performance Universe median for the one-year period ended December 31, 2020, outperformed the Performance Universe median for the three- and five-year periods ended December 31, 2020 and underperformed the blended benchmark index for the one-, three- and five-year periods ended December 31, 2020. The Board noted that First Trust Multi Income Allocation Portfolio (Class I shares) underperformed the Performance Universe median and the blended benchmark index for the one , three- and five-year periods ended December 31, 2020. The Board noted that First Trust Dorsey Wright Tactical Core Portfolio (Class I shares) outperformed the Performance Universe median for the one-year period ended December 31, 2020, underperformed the Performance Universe median for the three- and five-year periods ended December 31, 2020 and underperformed the blended benchmark index for the one , three- and five-year periods ended December 31, 2020. Because each of First Trust Capital Strength Portfolio and First Trust International Developed Capital Strength Portfolio commenced operations on May 1, 2020 and therefore has a limited performance history, performance information for its Performance Universe and the relevant benchmark index was not considered.
On the basis of all the information provided on the fees, expenses and performance of the Funds and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund and the sub-advisory fees for First Trust Multi Income Allocation Portfolio continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Advisory Agreement and provided by the Sub-Advisors to First Trust Multi Income Allocation Portfolio under the respective Sub-Advisory Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to each Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio and First Trust Dorsey Wright Tactical Core Portfolio for the twelve months ended December 31, 2020 and to each of First Trust Capital Strength Portfolio and First Trust International Developed Capital Strength Portfolio for the period from inception through December 31, 2020 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2020. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board considered the ownership interests of FTCP in Stonebridge and Energy Income Partners and potential fall-out benefits to the Advisor from such ownership interests. The Board noted that FTP is compensated for services provided to the Funds through Rule 12b-1 distribution and service fees payable by Class I shares, and that the Advisor receives compensation from each Fund for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with the Funds. In addition, the Board considered that the Advisor, as the investment advisor to certain underlying ETFs in which First Trust Multi Income Allocation Portfolio and First Trust Dorsey Wright Tactical Core Portfolio invest, will recognize additional revenue from the underlying ETFs if investment by such Funds causes the assets of the

Additional Information (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
underlying ETFs to grow. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
With respect to the Stonebridge Sub-Advisory Agreement, the Board considered Stonebridge’s expenses in providing sub-advisory services to the First Trust Multi Income Allocation Portfolio and noted Stonebridge’s hiring of additional personnel and commitment to add additional resources if assets increase. The Board did not review the profitability of Stonebridge with respect to the Fund. The Board noted that the Advisor pays Stonebridge from its advisory fee and its understanding that the First Trust Multi Income Allocation Portfolio’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by Stonebridge from its relationship with First Trust Multi Income Allocation Portfolio, including potential fall-out benefits to Stonebridge from the ownership interest of FTCP in Stonebridge. The Board noted Stonebridge’s statement that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which may lead to access to those firms’ research reports and analysts. The Board noted that Stonebridge acts as a non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the First Trust Multi Income Allocation Portfolio. The Board concluded that the character and amount of potential fall-out benefits to Stonebridge were not unreasonable.
With respect to the Energy Income Partners Sub-Advisory Agreement, the Board considered that Energy Income Partners’ investment services expenses are primarily fixed in nature, and that Energy Income Partners has made recent investments in personnel and infrastructure and anticipates that its expenses will continue to rise due to additions to personnel and system upgrades. The Board did not review the profitability of Energy Income Partners with respect to the First Trust Multi Asset Income Allocation Portfolio. The Board noted that the Advisor pays Energy Income Partners from its advisory fee, and its understanding that the First Trust Multi Income Allocation Portfolio’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by Energy Income Partners from its relationship with First Trust Multi Income Allocation Portfolio, including the potential fall-out benefits to Energy Income Partners from the ownership interest of FTCP in Energy Income Partners. The Board noted that Energy Income Partners does not provide trade execution services on behalf of First Trust Multi Income Allocation Portfolio. The Board concluded that the character and amount of potential fall-out benefits to Energy Income Partners were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the applicable Funds. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 26, 2021 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 20, 2020 through the Liquidity Committee’s annual meeting held on March 16, 2021 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the

Additional Information (Continued)
First Trust Variable Insurance Trust
June 30, 2021 (Unaudited)
review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISORS
First Trust Multi Income Allocation Portfolio
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
First Trust/Dow Jones Dividend & Income Allocation Portfolio
First Trust Multi Income Allocation Portfolio
First Trust Capital Strength Portfolio
First Trust International Developed Capital Strength Portfolio
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
First Trust Dorsey Wright Tactical Core Portfolio
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Variable Insurance Trust
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 27, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 27, 2021

* Print the name and title of each signing officer under his or her signature.